UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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EMCORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MARCH 11, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on March 11, 2016: Our 2015 Annual Report and the accompanying proxy materials are available at https://materials.proxyvote.com/290846.

To our Shareholders:

The 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”) will be held at 8:00 A.M. local time on Friday, March 11, 2016, at the Courtyard Los Angeles Pasadena/Old Town, 180 North Fair Oaks Avenue, Pasadena, California 91103, for the following purposes:

(1)	To elect the two (2) director nominees named in the attached Proxy Statement to the Company’s Board of Directors for a three-year term expiring at the Company’s 2019 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;
(2)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016;
(3)	To approve on an advisory basis the executive compensation of the Company’s Named Executive Officers;
(4)	To approve certain amendments to the EMCORE Corporation 2012 Equity Incentive Plan, including increasing the number of shares of common stock available for issuance under the plan by 500,000 shares; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 14, 2016 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy or voting instructions as promptly as possible in order to assure the presence of a quorum at the Annual Meeting. You may vote by telephone, Internet or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. If you vote by telephone or Internet, you do not have to send a proxy card via the mail. This notice and the accompanying Proxy Statement are being mailed on or about January 22, 2016.

By Order of the Board of Directors,

/s/ Mark Weinswig
Mark Weinswig
Secretary

January 22, 2016

Alhambra, California

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 14, 2016 ARE RESPECTFULLY URGED TO VOTE AND SUBMIT A PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE.

EMCORE CORPORATION

PROXY STATEMENT

TABLE OF CONTENTS

EMCORE CORPORATION

PROXY STATEMENT

EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 11, 2016

This Proxy Statement is being furnished to shareholders of EMCORE Corporation (the “Company”) as of the close of business on January 14, 2016 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company of proxies for use at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8:00 A.M. local time, on March 11, 2016, at the Courtyard Los Angeles Pasadena/Old Town, 180 North Fair Oaks Avenue, Pasadena, California 91103, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being mailed to shareholders, or made available on the Internet, as applicable, beginning on or about January 22, 2016. Shareholders should review the information provided herein in conjunction with the Company’s 2015 Annual Report to Shareholders.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the Company’s 2015 Annual Report for the fiscal year ended September 30, 2015 are available on the Internet at www.proxyvote.com. These materials will also be available under the “Investor” tab on our corporate website (www.emcore.com) beginning on or about January 22, 2016. The other information on our corporate website does not constitute part of this Proxy Statement.

The Company has elected to furnish its proxy materials over the Internet in accordance with applicable rules of the Securities and Exchange Commission (“SEC”) rather than mailing paper copies of this Proxy Statement and the Company’s 2015 Annual Report to shareholders. On or about January 22, 2016, the Company mailed to shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) directing shareholders to the website referenced above where they can access this Proxy Statement and the Company’s 2015 Annual Report and view instructions on how to submit a proxy or voting instructions via the Internet or by touch-tone telephone. If shareholders wish to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice of Internet Availability. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)	To elect the two (2) director nominees named in this Proxy Statement to the Company’s Board of Directors for a three-year term expiring at the Company’s 2019 Annual Meeting of Shareholders;
(2)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016;
(3)	To approve on an advisory basis the executive compensation of the Company’s Named Executive Officers;
(4)	To approve certain amendments to the EMCORE Corporation 2012 Equity Incentive Plan, including increasing the number of shares of common stock available for issuance under the plan by 500,000 shares; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board of Directors as follows: (1) FOR the election to the Board of Directors of the two (2) nominees for director named in this Proxy Statement; (2) FOR ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016; (3) FOR the approval, on an advisory basis, of the Company’s executive compensation; and (4) FOR the amendments to the EMCORE Corporation 2012 Equity Incentive Plan. Your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of a properly submitted proxy, such shareholder’s shares will be voted in accordance with the specification so made.

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OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had 25,822,714 shares of no par value common stock (“Common Stock”) outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of the Record Date, you may vote:

(1)	By Internet: Go to www.proxyvote.com and follow the instructions;
(2)	By Telephone: Call toll-free to 1-800-690-6903 and follow the instructions;
(3)	By Mail: If you requested a copy of the proxy materials by mail, complete, sign, date and return your proxy card in the envelope supplied to you with the written proxy materials; or
(4)	In Person: Attend the Annual Meeting and vote by ballot provided at the Annual Meeting.

If your shares are held by a bank, broker or other nominee, you are a beneficial owner of those shares rather than a shareholder of record. If you are a beneficial owner, your bank, broker or other nominee will forward you the Notice of Internet Availability or a complete set of the proxy materials, together with a voting instruction form. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions provided by your bank, broker or other nominee. Please refer to the proxy materials forwarded by your bank, broker or other nominee for instructions regarding the methods available to vote your shares (Internet, telephone or mail). Please note that if your shares of Common Stock are held by a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote in person at the Annual Meeting.

Except as noted below, if you are a holder of record, you may use the Internet or any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on Thursday, March 10, 2016 or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before voting begins at the Annual Meeting. If you are a shareholder of record, your proxy, whether submitted by telephone, via the Internet or by mail, may nevertheless be changed or revoked at any time prior to the voting thereof at the Annual Meeting at your discretion either by (i) sending to the Company’s Secretary a written notice of revocation, (ii) by voting the shares covered thereby in person at the Annual Meeting or (iii) by submitting another proxy dated subsequent to the date of the initial proxy. Please note that attendance at the Annual Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows:

For Proposal I — Election of Directors, the nominees for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Each shareholder may vote for or withhold such vote from the nominees. The two nominees who receive the most votes that are properly cast at the Annual Meeting will be elected to the Board of Directors. For each of Proposal II — Ratification of the Appointment of Independent Registered Public Accounting Firm, Proposal III — Advisory Vote on Executive Compensation, and Proposal IV — Approval of Amendments to the EMCORE Corporation 2012 Equity Incentive Plan, an affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting is required to approve each such proposal. Each shareholder may vote for, vote against or abstain from voting on each of these proposals. Abstentions (with respect to Proposals II through IV) and broker non-votes (with respect to Proposals I, III and IV) are not counted as votes cast and will have no effect on the outcome of the vote for each proposal, although they will count for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker does not vote on a particular proposal because such broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner of the shares. If you hold your shares through a broker and do not provide voting instructions to the broker, then under applicable stock exchange rules governing your broker, the broker may vote your shares in its discretion with respect to Proposal II above, but may not vote your shares with respect to any of the other proposals. If no such instructions are received by the bank or broker in respect of Proposal I, III, or IV, the result will be a broker non-vote in respect of those proposals.

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Please note that the proposals regarding executive compensation and the ratification of the appointment of our independent registered public accounting firm are advisory only and will not be binding on the Company or the Board. The results of the votes on those advisory proposals will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

INFORMATION CONCERNING THE PROXY SOLICITATION

The cost of preparing and making available this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. Solicitation of proxies may be made by additional mailings, electronic mail, telephone or in person by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing.

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PROPOSAL I:

ELECTION OF DIRECTORS

Pursuant to the Company’s Restated Certificate of Incorporation, the Board of Directors of the Company is divided into three classes, as set forth in the table below. The directors in each class hold office for staggered terms of three years. The Class B directors, Mr. Jeffrey Rittichier and Mr. Rex Jackson, who was appointed as a Class B Director in December 2015, are each being nominated for election to the Board of Directors at this Annual Meeting for a three-year term (expiring in 2019) and until their respective successors are duly elected and qualified. Mr. Charles Scott, a current Class B director and a director of the Company since 1998, will reach the mandatory term limit set forth in the Company’s By-Laws, as amended, during the three-year term of the Class B directors elected at the Annual Meeting. As a result, the Board of Directors has not nominated Mr. Scott for reelection at the Annual Meeting and Mr. Scott will retire from the Board of Directors immediately prior to the Annual Meeting. Because Class B will consist of two directors at and following the Annual Meeting, two Class B director nominees have been nominated, and shareholders may vote for no more than two director nominees. Each of the director nominees is a current director and has consented to serve as a director if elected.

The shares represented by proxies will be voted, unless otherwise specified, in favor of the nominees for the Board of Directors named below. If either of the nominees shall become unable or unwilling for good cause to serve as director if elected, proxies will be voted for the election of such other person as the Board of Directors may select to fill the vacancy or for the balance of the nominees, leaving a vacancy. The Board of Directors has no reason to believe that either of the director nominees for election at the Annual Meeting will be unwilling or unable to serve if elected as a director.

The following table sets forth certain information regarding each of the director nominees and the other members of the Board of Directors continuing in office after the Annual Meeting:

Name and Other Information	Age	Class and Year in Which Term Will Expire	Principal Occupations	Served as Director Since

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Jeffrey Rittichier	56	Class B 2019	Chief Executive Officer, EMCORE Corporation	2015
Rex S. Jackson (1)(3)(6)	55	Class B 2019	Director, EMCORE Corporation	2015
DIRECTORS WHOSE TERMS CONTINUE

Robert L. Bogomolny (1)(2)(3)(6)	77	Class A 2017	President Emeritus and Professor of Law, University of Baltimore	2002
Stephen L. Domenik (1)(3)(4)(6)	64	Class C 2018	General Partner, Sevin Rosen Funds	2013
Gerald J. Fine, Ph.D. (2)(4)(5)(6)	57	Class A 2017	Professor of Practice and Director of the Engineering Product Innovation Center (EPIC) at Boston University	2013

(1)	Member of Audit Committee.
(2)	Member of Nominating Committee.
(3)	Member of Compensation Committee.
(4)	Member of Strategy and Alternatives Committee.
(5)	Chairman of the Board
(6)	Determined by the Board of Directors to be an independent director according to the rules of The Nasdaq Stock Market (“Nasdaq”).

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the nominees for the office of director and other directors and executive officers of the Company. Ages are listed as of the Record Date.

Directors

ROBERT L. BOGOMOLNY, 77, has served as a director of the Company since April 2002. Since July 2014, Mr. Bogomolny has served as President Emeritus and Professor of Law of the University of Baltimore. Mr. Bogomolny served as President of the University of Baltimore from August 2002 until July 2014. Prior to that, he served as Corporate Senior Vice President and General Counsel of G.D. Searle & Company, a pharmaceuticals manufacturer, from 1987 to 2001. At G.D. Searle, Mr. Bogomolny was responsible at various times for its legal, regulatory, quality control, and public affairs activities. He also led its government affairs department in Washington, D.C., and served on the Searle Executive Management Committee. Mr. Bogomolny’s business, management, legal, regulatory, public policy and government affairs experience, as well as his familiarity with the Company’s business garnered through his tenure as a director, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

STEPHEN L. DOMENIK, 64, has served as a director of the Company since December 2013. Since 1995, he has been a General Partner with Sevin Rosen Funds, a venture capital firm, where he led numerous investments in private companies. Mr. Domenik was appointed to the Board of Directors of MoSys, Inc. in June 2012, a publicly-traded IP-rich fabless semiconductor company. He was appointed to the Board of Directors of Pixelworks, Inc., a semiconductor company, in August 2010. In addition, Mr. Domenik is currently Chairman of the Board of a private company. Mr. Domenik previously served on the Boards of Directors of Meru Networks, Inc., a publicly-traded technology company, from January 2014 until it was acquired by Fortinet, Inc. in July 2015; NetLogic Microsystems, Inc., a publicly-traded fabless semiconductor company from January 2001 until it was acquired by Broadcom Corporation in February 2012; and PLX Technology, Inc., a publicly-traded semiconductor company, from December 2013 until it was acquired by Avago Technologies in August 2014. He holds a B.S. in Physics and an M.S.E.E. from the University of California at Berkeley. Mr. Domenik’s expertise in corporate investments and strategic planning in the semiconductor industry, together with his experience serving as director of several other public and private companies, were the primary qualifications that the Board considered in nominating him as a director of our Company.

GERALD J. FINE, Ph.D. 57, has served as a director of the Company since December 2013. Dr. Fine has been a Professor of Practice and Director at the Engineering Innovation Center of Boston University since 2012. From 2008 to 2011, Dr. Fine was President and CEO of Schott North America and led operations of all Schott AG businesses in North America, including solar, pharmaceutical packaging, electronic packaging, and lighting and imaging and advanced materials. Dr. Fine also served as Executive Vice President, Photonic Technologies for Corning Incorporated. He previously served on the Board of Directors of several private companies, including CyOptics, Inc., a semiconductor laser manufacturer for telecom applications, Crystal IS, Inc., a UV LED substrate manufacturer, Kotura, Inc., a provider of silicon components for datacom and telecom, and Pixtronix, Inc., a provider of low-cost displays for portable devices. Dr. Fine holds a B.A. from Amherst College and a Ph.D. from California Institute of Technology. Dr. Fine’s technical expertise in the semiconductor field, combined with his business experience serving as an executive officer and board member of several companies, were the primary qualifications that the Board considered in nominating Mr. Fine as a director of our Company.

REX S. JACKSON, 55, has served as a director of the Company since December 2015. Mr. Jackson was initially recommended as a potential director by a third party search firm. Mr. Jackson served as Chief Financial Officer and Executive Vice President of JDS Uniphase Corporation from January 2013 until September 30, 2015, and served as its Senior Vice President, Business Services from January 2011 until January 2013. Prior to such time, Mr. Jackson served as Executive Vice President and Chief Financial Officer at Symyx Technologies from 2007 to 2010, where he had responsibility for finance, legal, IT and other corporate functions. From 2006 to 2007, Mr. Jackson served as senior vice president and general counsel for Avago Technologies. Prior to that, he held senior executive positions with Synopsys, Inc., AdForce, Inc. and Read-Rite Corporation. Mr. Jackson holds a B.A. from Duke University and a J.D. from Stanford University Law School. Mr. Jackson serves as a member of the board and Chairman of the audit committee of Energous Corporation, a technology company that offers wire-free charging technology for mobile and IoT devices. Mr. Jackson’s extensive accounting and financial experience, general business acumen, experiences as a director and chairman of the audit committee and extensive knowledge of the fiber optics industry were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

5

JEFFREY RITTICHIER, 56, joined the Company as its Chief Executive Officer on January 3, 2015 and was appointed to the Board effective January 5, 2015. He has worked in the semiconductor industry for over 20 years, including almost ten years in the optical communications industry. Most recently, Mr. Rittichier held the positions of President and Chief Executive Officer at Nanostatics Corporation, a producer of nanofiber technology, from April 2009 to December 2014.  Prior to that, from November 2007 to April 2009, he served as President and Chief Operating Officer of the electrical testing company Epik Energy Solutions, L.L.C., a joint venture of Royal Dutch Shell, and of NanoDynamics, Inc., focused on commercializing nanotechnology for the energy and petroleum industries. He has also served as Chief Executive Officer of Xponent Photonics, Inc., a manufacturer of surface-mount photonic components for optical assemblies, from October 2001 to November 2007. From April 1999 to October 2001, Mr. Rittichier was VP and General Manager of Lucent’s Access Business and Vice President of Marketing at Ortel Corporation, a supplier of optoelectronic components in the cable television, satellite communications, wireless, data communications and telecommunications markets. Mr. Rittichier holds a B.S. in Mechanical Engineering from The Ohio State University. He was awarded the title of Distinguished Alumnus by Ohio State University’s College of Engineering in 2011 and has completed the Financial Management Program at Stanford University. Mr. Rittichier’s experience as a 20-year veteran in the semiconductor industry with a demonstrated track record of identifying and realizing optical networking growth opportunities were the primary qualifications that led the Board to conclude that he should serve as a director of our Company.

Non-Director Executive Officers

MARK WEINSWIG, 43, joined the Company in October 2010 as its Chief Financial Officer. Mr. Weinswig previously served as International Finance Director at Coherent, Inc. from September 2009 until October 2010. Prior to that, he served as Interim Chief Financial Officer and Vice President of Finance at Avanex Corporation (now Oclaro) from July 2008 through August 2009. During the period from January 2006 through July 2008, Mr. Weinswig was Director of Finance and Business Unit Controller at Coherent, Inc. From April 2000 through January 2006, Mr. Weinswig served as Vice President, Financial Planning and Business Development at Avanex. Mr. Weinswig’s responsibilities in his prior positions included oversight of the financial and accounting functions at his previous companies. Mr. Weinswig began his career working at Morgan Stanley and PricewaterhouseCoopers. He received an M.B.A. from the University of Santa Clara and a B.S. in business administration from Indiana University. He has earned the CFA and CPA designations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ABOVE UNDER PROPOSAL I.

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GOVERNANCE OF THE COMPANY

Board of Directors

The Board of Directors oversees the Company’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation, as amended, and By-Laws, as amended. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Board Leadership Structure

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer of the Company in any way that is in the best interests of the Company and the shareholders at a given point in time. The Board believes that the decision as to who should serve as Chairman of the Board and Chief Executive Officer, and whether these offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandating that such positions be separate. The Company currently separates the roles of Chief Executive Officer and Chairman of the Board, and Dr. Fine, an independent director, currently serves as Chairman of the Board.

The Board recognizes that the roles of Chief Executive Officer and Chairman of the Board are distinct.  While the Chief Executive Officer is responsible for setting the strategic direction for the Company and for the day-to-day leadership and performance of the Company, the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chairman of the Board distinct, provides the proper balance between independence and management participation at this time. By having a separate Chairman of the Board, the Company maintains an independent perspective on the Company’s business affairs, and at the same time, through the Chief Executive Officer’s participation as a director, the Board receives valuable experience regarding the Company’s business and maintains a strong link between management and the Board, which promotes clear communication, enhances strategic planning, and improves implementation of corporate strategies.

The independent directors who chair the Company’s Audit, Compensation, Nominating, and Strategy and Alternatives Committees also provide leadership to the Board in their assigned areas of responsibility. The Board believes that the independent governance of the Board is safeguarded through:

•	the separation of the roles of Chairman of the Board and Chief Executive Officer;
•	the independence of directors constituting a majority of the members of the Board;
•	the use of a Lead Independent Director, when the Chairman of the Board is not an independent director;
•	the independence of the chairs and other Board committee members; and
•	the holding of regular executive sessions of the non-management directors.

The Company will continue to review its Board structure in light of its smaller and more focused business operations, to ensure that it is in the best position to deliver value to its shareholders, key stakeholders and the communities in which the Company operates.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines together with its Restated Certificate of Incorporation, as amended, By-Laws, as amended, and the charters of the Board’s committees provide the framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board composition and operations and expectations for directors. The full text of the Corporate Governance Guidelines is available by clicking on the Corporate Governance link included in the Investor tab of the Company’s website (www.emcore.com).

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics,” which is applicable to all employees, officers, and directors of the Company. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the Chief Executive Officer, Chief Financial Officer, Vice Presidents of Finance, Controllers and Assistant Controllers of the Company. The full text of both the Code of Business Conduct and Ethics and the Code of Ethics for Financial Professionals is available by clicking on the Corporate Governance link in the Investor tab of the Company’s website (www.emcore.com). The Company intends to disclose any changes in or waivers from either of its codes of ethics for its directors and executive officers to the extent disclosure is required by the applicable rules of the SEC and Nasdaq by posting such information on its website or by filing a Current Report on Form 8-K.

7

Related Person Transaction Approval Policy

The Company’s Code of Business Conduct and Ethics sets forth the Company’s written policy for the review and approval of related person transactions as defined under applicable SEC regulations. Related persons covered by the policy are defined by applicable SEC rules as executive officers, directors and director nominees, any person who is known to be a beneficial owner of more than five percent (5%) of the voting securities of the Company, any immediate family member of any of the foregoing persons or any entity in which any of the foregoing persons has or will have a direct or indirect material interest.

A related person transaction is defined under applicable SEC rules as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed $120,000, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Audit Committee the responsibility for reviewing, approving and, where applicable, ratifying related person transactions. If a member of the Audit Committee has an interest in a related person transaction, then he or she will not be part of the review process.

In considering the appropriate action to be taken regarding a related person transaction, the Committee or the Board (as the case may be) will consider the best interests of the Company, whether the transaction is comparable to what would be obtainable in an arms-length transaction, is fair to the Company and serves a compelling business reason, and any other factors as it deems relevant. As a condition to approving or ratifying any related person transaction, the Committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics also includes the Company’s Conflicts of Interest Policy, among other policies. Directors are expected to read the Code of Business Conduct and Ethics and adhere to its provisions to the extent applicable in carrying out their duties and responsibilities as directors. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exist where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code also provides restrictions on outside directorships, business interests and employment, receipt of gifts and entertainment and that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct will be reported to the Company’s Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

Directors are also required to disclose potential and existing related person transactions in Directors and Officers Questionnaires completed annually.

Director Independence

The Board of Directors reviews the independence, and any possible conflicts of interest, of directors and director nominees at least annually. The Board of Directors has determined that a majority of the Company’s directors are independent in compliance with the listing standards applicable to the Company pursuant to the rules of Nasdaq. The Board has affirmatively determined that Messrs. Bogomolny, Domenik, Fine, Jackson, and Scott are independent under the Nasdaq rules. Mr. Rittichier, as the Company’s Chief Executive Officer, is not independent under the Nasdaq rules. In addition, the Board of Directors previously determined that Dr. James Tegnelia and Mr. Sherman McCorkle, who served as directors until March 10, 2015, and Mr. Steven Becker, who served as director until December 8, 2015, were each independent under the Nasdaq rules during their service on the Board of Directors, but that Dr. Hong Q. Hou, who served as director until January 2, 2015, and Mr. Reuben Richards, who served as director until March 10, 2015, were not independent under applicable Nasdaq rules during their service on the Board of Directors because they were executive officers of the Company.

Among the relationships considered by the Board in making its independence determination were: service on the boards or committees of other companies (both public and private); service as a director, trustee or executive officer in any charitable organizations; service of a family member as an officer in any charitable organizations; relationships by blood, marriage or adoption among directors or executive officers of the Company; related person transactions with the Company; legal proceedings involving the Company; indebtedness to the Company; or prior arrangements and understandings with respect to the selection of directors or executive officers of the Company. In addition to the requirements of the SEC and Nasdaq rules, the Company’s By-Laws require that a majority of the Board be independent pursuant to the requirements of certain tests that are not included within the requirements of the Nasdaq rules. The additional tests contained in the Company’s By-Laws include, among other things, a requirement that a director is not considered independent for purposes of the By-Laws if, in the past three years, he has received any remuneration as an advisor, consultant or legal advisor to the Company or any of its subsidiaries, affiliates, executive officers or to any other director of the Company. The Board of Directors has determined that Messrs. Bogomolny, Domenik, Fine, Jackson, and Scott, comprising a majority of the members of the Board of Directors, are independent directors within the meaning of the Company’s By-Laws. A copy of the Company’s By-Laws is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com).

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The Board of Directors’ Role in Risk Oversight

Risk is inherent in business. The Board of Directors recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its shareholders. While the Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, the Board of Directors takes an active role in risk management and is responsible for (i) overseeing the Company’s aggregate risk profile, and (ii) assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure has facilitated its oversight of risk by combining independent leadership, through the separation of the roles of Chief Executive Officer and Chairman of the Board, independent Board committees, and majority independent Board composition. The Chairman of the Board, independent committee chairs and members, and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review and who are not hesitant to challenge management. The Board believes there has been a well-functioning and effective balance between the Chairman of the Board, non-management Board members, and the Chief Executive Officer, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as necessary. On at least an annual basis, the Board reviews our long-term strategic plans. In addition, at least quarterly, or more often as necessary, the General Counsel updates the Board on material legal and regulatory matters.

The Audit Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks and potential conflicts of interest. The Audit Committee meets regularly in separate executive session with the Chief Financial Officer and the independent auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee retirement and benefit plans.

The Nominating Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure and director independence. The Committee is also responsible for overseeing risks associated with succession planning for the Board.

The Strategy and Alternatives Committee oversees risks related to the Company’s strategic opportunities and alternatives which may be relevant to the Company’s business.

In addition to the responsibilities undertaken by the committees discussed above, the Board committees may have oversight of specific risk areas consistent with the committees’ charters and responsibilities.

Board Meetings and Attendance

The Board of Directors held eleven (11) regularly scheduled and special meetings during fiscal 2015. During fiscal 2015, all directors of the Company, except Mr. Richards, attended at least seventy-five percent (75%) of the aggregate meetings of the Board and committees on which they served during their tenure on the Board.

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Board Committees

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Bogomolny, Domenik, Jackson and Scott (chairman) currently serve as members of the Audit Committee. Mr. Scott is not standing for re-election at the Annual Meeting. Each member of the Audit Committee is an independent director within the meaning of applicable Nasdaq and SEC rules. The Board of Directors has determined that Mr. Scott and Mr. Jackson are Audit Committee financial experts within the meaning of SEC rules. The Audit Committee is responsible for, among other things, reviewing the Company’s financial reports and systems of internal controls and overseeing and approving the services to be performed by the Company’s independent accountants. A copy of the Charter of the Audit Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com). The Audit Committee met eight (8) times during fiscal 2015.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers and reviews and approves their compensation. Messrs. Bogomolny, Domenik, Jackson and Scott (chairman) currently serve as members of the Compensation Committee. Mr. Scott is not standing for re-election at the Annual Meeting. The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and is responsible for setting the compensation and benefits for the Company’s executives. A copy of the Charter of the Compensation Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com). The Compensation Committee met six (6) times during fiscal 2015.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the Compensation Committee and delegate its authority to the subcommittees as it deems appropriate. In addition, the Compensation Committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

In December 2014, in light of the Company’s recent sale of its solar and telecommunication business divisions, the Compensation Committee engaged Compensia, Inc. (“Compensia”), an independent compensation consultant, to conduct a comprehensive review of the Company’s peer group of companies (the “Peer Group”), as well as a comprehensive compensation survey utilizing the new Peer Group. For more information regarding the services provided by Compensia, see the “Compensation Discussion and Analysis — The Company’s Annual Compensation Decision-Making Process” section of this Proxy Statement

Nominating Committee

The Nominating Committee identifies and recommends new members to the Company’s Board of Directors. Mr. Bogomolny (chairman) and Dr. Fine currently serve as members of the Nominating Committee. A copy of the Charter of the Nominating Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com). The Nominating Committee met three (3) times during fiscal 2015.

The Nominating Committee has not established specific minimum age, education, experience or skill requirements for potential director nominees. When considering a potential director candidate, the Nominating Committee considers the candidate’s individual skills and knowledge, including experience in business, finance, or administration, familiarity with national and international business matters, and appreciation of the relationship of the Company’s business to changing needs in our society. The Nominating Committee also carefully considers any potential conflicts of interest. All nominees must possess demonstrated character, good judgment, integrity, relevant business, functional and industry experience, and a high degree of acumen. Although the Nominating Committee does not have a formal policy with respect to diversity, in accordance with the Company’s philosophy, the Nominating Committee endeavors to identify nominees that represent diverse backgrounds and experience in policy-making positions in business and technology, and in areas that are relevant to the Company’s global activities. The Nominating Committee assesses the effectiveness of its efforts to achieve a Board with a diversity of backgrounds and experiences by periodically reviewing the skills and experiences of the Board as a whole, and each of the directors individually.

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The Nominating Committee identifies potential candidates from a number of sources, including current members of the Board and, if the Nominating Committee so chooses, third party search firms. The Nominating Committee may also consider candidates proposed by management or by shareholders. The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by other sources. After the Nominating Committee’s initial evaluation of a candidate, if that candidate is still of interest to the Nominating Committee, one or more designated members of the Board will interview the candidate. Additional interviews by other Board members and/or senior management may take place and other screening processes may be undertaken. The Nominating Committee will meet to finalize its recommended candidates, which will be submitted to the entire Board for consideration. All candidates who are recommended by the Nominating Committee and approved by the Board are then included as nominees in our proxy statement for the year in which the Class for which they are nominated comes up for election.

The Nominating Committee will consider suggestions from shareholders regarding possible director candidates for election at the 2017 Annual Meeting of Shareholders or in the event of a vacancy on the Board of Directors. Such suggestions must contain (1) all information for each nominee required to be disclosed in a proxy statement for the election of directors pursuant to applicable rules of the SEC, (2) the name and address of the shareholder making the recommendation, the number of shares of Common Stock beneficially owned by the shareholder as of the date the shareholder gives notice and the length of ownership, (3) the name, age and address of the director candidate and a description of the director candidate’s business experience for at least the previous five years, (4) the number of shares of Common Stock beneficially owned by the director candidate, and (5) the written consent of the director candidate to serve as a director if elected. The Nominating Committee may require additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of our Board of Directors. To be considered for possible nomination by the Board at the next Annual Meeting of Shareholders, such suggestions must be submitted to the Company’s Secretary no later than September 30 prior to the next Annual Meeting of Shareholders. Shareholders who wish to nominate a person for election as a director at a meeting of shareholders (as opposed to making a recommendation to the Nominating Committee as described above) must deliver written notice to the Company’s Secretary in accordance with the procedures and timing set forth in the Company’s By-Laws, as discussed in the section of this Proxy Statement entitled “General Matters — Shareholder Proposals” below.

When appropriate, the Nominating Committee may form subcommittees of one or more of its members and delegate its authority to these subcommittees as it deems appropriate.

Strategy and Alternatives Committee

The Strategy and Alternatives Committee was designated in December 2013 to assist the Board in discharging its responsibilities relating to strategic opportunities and alternatives available to the Company. Mr. Domenik and Dr. Fine currently serve as members of the Strategy and Alternatives Committee. Responsibilities of the Strategy and Alternatives Committee include:

•	establishing, approving and monitoring processes related to a review of strategic alternatives available to the Company, including any proposed merger or acquisition;

•	considering and discussing strategic alternatives and making recommendations to the Board with respect to proposed transactions or other strategic alternatives; and

•	performing any other activities or responsibilities as may be delegated to the Committee from time to time by the Board.

A copy of the Charter of the Strategy and Alternatives Committee is posted in the Corporate Governance section of the Investor tab of the Company’s website (www.emcore.com). The Strategy and Alternatives Committee met ten (10) times in fiscal 2015.

Board Attendance at Annual Meetings

The Company requires members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, absent extraordinary circumstances. Last year, all then-current members of the Board of Directors, except Mr. Becker, attended the 2015 Annual Meeting.

Shareholder Communications with the Board

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803. The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or redundant material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response. A Board member may request to see all shareholder communications at any time.

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DIRECTOR COMPENSATION FOR FISCAL YEAR 2015

The Company compensates each non-employee director for service on the Board of Directors. Director compensation for fiscal 2015 included the following:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)			Total ($)
Steven Becker (4)	31,000	40,000(7)			71,000
Robert L. Bogomolny	38,350	100,000	(8)		138,350
Stephen L. Domenik	42,250	40,000	(7)		82,250
Gerald J. Fine	25,450	100,000	(8)		125,450
Charles T. Scott	41,850	40,000	(7)		81,850
Sherman McCorkle (5)	11,800	40,896	(7)	(9)	52,696
Reuben F. Richards	6,250	20,000	(7)		26,250
James A. Tegnelia, Ph.D. (6)	15,300	40,000	(7)		55,300

(1)	The compensation paid to Hong Q. Hou, Ph.D., who served as the Company’s Chief Executive Officer until January 2, 2015, and Jeffrey Rittichier, who became the Company’s Chief Executive Officer on January 3, 2015, are not included in this table because they were employees of the Company during their service as director and received no compensation for their service as director. Each of their compensation is disclosed in the Summary Compensation Table below.
(2)	The amounts in this column reflect the dollar amounts earned or paid in cash for services rendered in fiscal 2015.
(3)	The amounts in this column reflect the dollar amounts granted in fiscal 2015 for services rendered in calendar year 2014, payment of which was made in Common Stock of the Company. As of September 30, 2015, none of the non-employee directors held any outstanding stock options or unvested stock awards.
(4)	Mr. Becker resigned as a Class A member of the Board of Directors effective as of December 8, 2015.
(5)	Mr. McCorkle resigned from the Board of Directors effective as of March 10, 2015, the date of the Company’s 2015 Annual Meeting of Shareholders.
(6)	Dr. Tegnelia did not stand for re-election as a director of the Company at the Company’s 2015 Annual Meeting of Shareholders, at which time his term of office was completed.
(7)	Reflects the dollar value of Common Stock received for service as a director, pursuant to the terms of the Company’s 2007 Directors’ Stock Award Plan (as amended and restated, the “Amended 2007 Plan”). Mr. Scott and Dr. Tegnelia each elected to defer their equity awards until the earlier of each of their termination of service as a director of the Company or a change in control, as such term is defined in the Amended 2007 Plan. On January 28, 2015, the Company made these equity grants in the form of Common Stock for Messrs. Becker, Domenik, Richards and McCorkle and phantom share credits for Mr. Scott and Dr. Tegnelia.
(8)	Includes: $40,000 worth of Common Stock received for service as a director, pursuant to the terms of the Amended 2007 Plan, $10,000 worth of Common Stock awarded by the Board for the director’s service as Co-Chairman of the Board, and $50,000 worth of Common Stock awarded by the Board to compensate the director for the additional workload he took on in 2014 from the strategy review process. Mr. Bogomolny elected to defer $40,000 worth of Common Stock, which he was entitled to receive under the Amended 2007 Plan, until the earlier of his termination of service as a director of the Company or a change in control, as such term is defined in the Amended 2007 Plan. On January 28, 2015, the Company made these equity grants as follows: $100,000 in Common Stock to Dr. Fine and $60,000 in Common Stock and $40,000 in phantom share credits to Mr. Bogomolny.
(9)	Includes $896 of compensation, pursuant to the terms of the Amended 2007 Plan, for Mr. McCorkle’s service as Lead Independent Director until March 10, 2015.

Director Compensation Policy for Fiscal 2015.

Equity Compensation. Pursuant to the Amended 2007 Plan, each non-employee director serving as a director at the end of a plan year is entitled to receive an annual stock grant with a grant date value equal to $40,000; provided, that in the event a person serves as a non-employee director for less than a full plan year, such amount is prorated based on the number of whole calendar months the director served as a non-employee director during the plan year.  Additionally, for a non-employee director who is a lead independent director during such plan year, the grant date value of the annual stock award amount is increased by $5,000; provided, that in the event a non-employee director is a lead independent director for less than a full plan year, such amount shall be prorated based on the number of days the director served as a lead independent director for the plan year. The number of shares of Common Stock which each director is entitled to receive is calculated by dividing $40,000 by the closing price per share of Common Stock on the January 2nd (or the first trading day thereafter) immediately following each plan year (which is defined as each 12-month period beginning on January 1 and ending on December 31).

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On January 4, 2016, in accordance with the terms of the Amended 2007 Plan, each director received 6,667 shares of Company Common Stock for services rendered in fiscal 2015. In addition, on December 4, 2015, the Board, on recommendation of the Compensation Committee, approved additional grants of Company Common Stock equal to $10,000 to each of Mr. Bogomolny and Dr. Fine for their service as Chairmen during fiscal 2015, with each such grant to be made on January 4, 2015 based on the closing price of the Common Stock on such date. Accordingly, on January 4, 2016, Mr. Bogomolny and Mr. Fine each received an additional 1,666 shares of Company Common Stock, which were granted under the Company’s 2012 Equity Incentive Plan.

If shareholders approve the amendments to the 2012 Equity Incentive Plan, no new awards will be granted under the Amended 2007 Plan. If shareholders do not approve the amendments to the 2012 Equity Incentive Plan, we will continue to have the authority to grant awards under the Amended 2007 Plan.

Cash Compensation. Prior to January 1, 2016, the Company’s Outside Directors’ Cash Compensation Plan provided for the payment of cash compensation to non-employee directors for their participation at Board meetings, in amounts established, and periodically reviewed, by the Board. Each non-employee director received a meeting fee for each meeting of the Board that he attended (including telephonic meetings, but excluding execution of unanimous written consents). In addition, each non-employee director received a committee meeting fee for each meeting of a Board committee that he attended (including telephonic meetings, but excluding execution of unanimous written consents). The Board meeting fee was $4,000 and the committee meeting fee was $1,500; provided that the meeting fee for special telephonic Board meetings (i.e., Board meetings that are not regularly scheduled and in which non-employee directors typically participate telephonically) was $750 and the committee meeting fee for such special telephonic meetings was $600. Any non-employee director who is the chairman of a committee received an additional $750 for each meeting of the committee that he chaired, and an additional $200 for each special telephonic meeting of such committee.

The Outside Directors’ Cash Compensation Plan was terminated effective January 1, 2016 in connection with the approval of the New Director Compensation Policy described below.

No director who is also an employee of the Company receives compensation for services rendered as a director.

Director Compensation Policy Effective January 1, 2016.

In September 2015, the Compensation Committee engaged Compensia to conduct a market assessment of director pay levels compared to the Company’s Peer Group. For more information regarding the Company’s Peer Group, see “Compensation Discussion and Analysis — The Company’s Annual Compensation Decision-Making Process.” Based on Compensia’s findings, which were presented to the Compensation Committee in September and October 2015, on December 4, 2015, the Board of Directors, on recommendation of the Compensation Committee, approved a new compensation policy for the Company’s non-employee directors, the terms of which became effective as of January 1, 2016 (the “New Director Compensation Policy”). Pursuant to the New Director Compensation Policy, each director will be entitled to the following compensation for their service as a member of the Board:

Cash Compensation
All Board Members
Annual Cash Retainer	$37,000
Board Committee Chairpersons
Annual Audit Committee Chairperson Retainer	$20,000
Annual Compensation Committee Chairperson Retainer	$9,500
Annual Nominating Committee Chairperson Retainer	$8,000
Annual Strategy and Alternatives Committee Chairperson Retainer	$8,000
Other Board Committee Members
Annual Audit Committee Member Retainer	$10,000
Annual Compensation Committee Member Retainer	$5,000
Annual Nominating Committee Member Retainer	$3,000
Annual Strategy and Alternatives Committee Member Retainer	$3,000

Equity Compensation
Annual Equity Award	$54,000
Annual Chairperson Equity Award	$42,500

Cash retainers will be paid quarterly in arrears. Equity awards will be granted on January 15th (or the first trading day thereafter) of the calendar year following the calendar year of service to which the award relates and will be fully vested when granted. The first equity award under the New Director Compensation Policy will be made in January 2017 (for service in 2016). The equity award for 2015 service was granted in January 2016 pursuant to the Amended 2007 Plan described above.

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If a non-employee director serves in the corresponding position for only a portion of the year, the cash retainers will be pro-rated (with the proration based on the number of calendar days in the quarter that the director served as a non-employee director or held the particular position, as the case may be). Similarly, in the event a person serves as a non-employee director or Chairman for less than a full plan year, the equity compensation is prorated based on the number of whole calendar months the director served as a non-employee director or Chairperson during the plan year.

The Board has the right to amend the New Director Compensation Policy from time to time.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for fiscal 2015.

Objectives and Components of the Company’s Compensation Program

The Company’s executive compensation program is designed to:

•	attract, develop, reward and retain highly qualified and talented individuals,
•	motivate executives to improve the overall performance and profitability of the Company and reward them when specific measurable results have been achieved;
•	encourage accountability by determining salaries and incentive awards based on each executive’s individual performance and contribution;
•	tie incentive awards to financial and non-financial metrics that drive the performance of the Common Stock over the long term to further reinforce the linkage between the interests of the Company’s stockholders and employees;
•	link executives’ interests with shareholders’ interests by providing a portion of total compensation in the form of stock-based incentives; and
•	help ensure compensation levels are both externally competitive and internally equitable.

The Company’s Annual Compensation Decision-Making Process

The Compensation Committee of the Board of Directors is responsible for setting and administering policies that govern the Company’s executive compensation programs.  Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each Named Executive Officer for the prior fiscal year, taking into account compensation of executives at the Company’s Peer Group, together with the results of the shareholders’ advisory vote on executive compensation at the previous annual meeting of shareholders. Until December 15, 2014, the Company’s Peer Group was: BigBand Networks, Exar, Extreme Networks, Infinera, Integrated Silicon Solution, Ixia, Mindspeed Technologies, NeoPhotonics, Oclaro, Oplink Communications, Opnext, and Vitesse Semiconductor. In December 2014, the Compensation Committee engaged Compensia to conduct a comprehensive review of the Company’s Peer Group, as well as a comprehensive compensation survey utilizing the new Peer Group. The Compensation Committee wanted Compensia to review the Peer Group in light of the Company’s recent sale of its solar and telecommunication business divisions.  In performing its analysis, Compensia identified companies with similar revenues and market capitalizations to the Company post-sale in the communications equipment and semiconductor industry.  Compensia produced a report containing its analysis and recommendations, which was reviewed and approved by the Compensation Committee on December 15, 2014. The new Peer Group consists of the following companies:  Alliance Fiber Optic Product, Applied Micro Circuits, ANADIGICS, Applied Optoelectronics, AXT, Clearfield, Communications Systems, Exar, MaxLinear, Meru Networks, NeoPhotonics, Oclaro, Oplink Communications, Peregrine Semiconductor, Pericom Semiconductor, and Vitesse Semiconductor (Vitesse was acquired by Microsemi Corp. in April 2015).

At least every three years, the Compensation Committee also retains the services of a compensation consultant to assist in gathering a comprehensive set of comparative compensation data (all comparative market data is collectively referred to as the “Comparative Compensation Data”). In December 2014, the Compensation Committee engaged Compensia to conduct such a comprehensive survey, utilizing the Company’s new Peer Group. Compensia utilized data from public filings, compensation information reported in industry surveys and other available surveys in which the Company participated.  The analysis covered base salary, target bonus as a percent of salary, target total compensation, long term incentives and total direct compensation for each company in the Peer Group.  Compensia also analyzed current and projected future value of the Named Executive Officers’ equity holdings and their likelihood to encourage continued service to the Company, compared the Company’s three-year burn rate and overhang to that of the Peer Group, and summarized market compensation trends. Compensia’s analysis focused on Messrs. Rittichier and Weinswig, the two Named Executive Officers who remain employed by the Company. Based on Compensia’s analysis of the Comparative Compensation Data, the Company believes the total targeted direct compensation (which includes base salary, target annual incentive bonus and grant date value of long-term incentive awards) for Messrs. Rittichier and Weinswig is at or below the median level of total targeted direct compensation paid by the members of the Peer Group to similarly situated executives.

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The Compensation Committee regularly reviews the services provided by Compensia and performs an assessment at least annually on the independence of Compensia to determine whether the compensation consultant is independent. The Compensation Committee determined that Compensia is independent in providing the Company with executive compensation consulting services and that Compensia’s work for the Committee did not raise any conflicts of interest, consistent with SEC rules and Nasdaq listing standards. In making this determination, the Committee reviewed information provided by Compensia on the following factors:

•	Any other services provided to the Company by Compensia;
Fees received by Compensia from the Company as a percentage of Compensia’s total revenue;
•	Policies or procedures maintained by Compensia to prevent a conflict of interest;
•	Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship and any Committee member;
•	Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship, or Compensia itself, and the Company’s executive officers; and
•	Any Company stock owned by Compensia or the individual consultants assigned to the Company relationship.

Having reviewed such factors, the Compensation Committee determined that it would be in the best interests of the Compensation Committee and of the Company to ratify and approve the engagement of Compensia as its independent compensation consultant. Compensia did not perform any services for the Company during the 2015 fiscal year other than providing advice with respect to executive and director compensation.

At the Company’s 2015 Annual Meeting of Shareholders held on March 10, 2015, the Company provided its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”). Over 97% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation. Accordingly, the Compensation Committee continues to use the same policies and principles when making decisions regarding executive compensation. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for the Named Executive Officers.

Based on its review of the Company’s performance and the performance of each Named Executive Officer for the prior fiscal year, the Comparative Compensation Data, when available, and the outcome of the Company’s say-on-pay vote, the Compensation Committee discusses and approves any potential base salary increases related to the current fiscal year and awards annual cash incentives and equity grants in respect of the prior fiscal year.

Employment Agreements with Messrs. Rittichier and Weinswig

In an effort to further promote the retention of the Company’s Named Executive Officers, the Compensation Committee previously approved executive employment agreements with each of the Company’s current Named Executive Officers, Messrs. Rittichier and Weinswig. Each employment agreement provides that the Named Executive Officer’s employment is “at-will” and may be terminated by the Named Executive Officer or the Company at any time with or without cause, subject only to the severance obligations that are discussed in greater detail under the “Executive Compensation - Potential Payments upon Termination or Change-in-Control” section of this Proxy Statement. Under the terms of each employment agreement, the initial base salary of each Named Executive Officer was established, as described in more detail below. The base salary of each Named Executive Officer will continue to be determined annually by the Compensation Committee, which may, in its sole and absolute discretion, increase the Named Executive Officer’s base salary, but may not decrease it below the initial base salary without the Named Executive Officer’s consent. In addition, each Named Executive Officer is entitled to participate in any of the Company’s annual bonus or pay-for-performance plans (in the case of Mr. Rittichier, his employment agreement provides that he is entitled to a target annual cash bonus of 80% of his base salary) and will be eligible for equity awards under the Company’s equity award plans covering senior executives, in each case, as may be in effect from time to time and as approved by the Compensation Committee. In the event a payment or benefit provided under the employment agreement would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then such payment or benefit will be limited as provided in the employment agreement.

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Separation Agreements with the Former Named Executive Officers

On September 17, 2014, the Company announced that its then current Chief Executive Officer, Dr. Hou, would terminate his employment with the Company, effective January 2, 2015. On the same date, the Company also entered into a Separation Agreement and General Release with Dr. Hou (the “Hou Separation Agreement”), pursuant to which, as of January 2, 2015, Dr. Hou ceased to serve as a director of the Company and as an officer or employee with the Company and its affiliates. The Hou Separation Agreement provides Dr. Hou with payments and benefits that are consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement by reason of a termination without “cause” or for “good reason” (as these terms are defined in his employment agreement).

On December 11, 2014, the Company announced that Ms. Monica Van Berkel, its then current Chief Administration Officer, and Mr. Alfredo Gomez, its then current General Counsel, would terminate their employment with the Company. Ms. Van Berkel’s termination became effective on January 2, 2015, and Mr. Gomez’ termination became effective on February 27, 2015. On December 10, 2014, the Company also entered into a Separation Agreement and General Release with each of Ms. Van Berkel (the “Van Berkel Separation Agreement”) and Mr. Gomez (the “Gomez Separation Agreement”), which provide Ms. Van Berkel and Mr. Gomez with payments and benefits that are consistent with the payments and benefits to which they were entitled pursuant to the terms of their employment agreements by reason of a termination without “cause” or for “good reason” (as these terms are defined in the applicable agreement).

Because Dr. Hou, Ms. Van Berkel and Mr. Gomez terminated their employment with the Company in early fiscal 2015, the remainder of this Compensation Discussion and Analysis generally focuses on the compensation decisions for our currently employed Named Executive Officers, Messrs. Rittichier and Weinswig.

For more information regarding the payments and benefits that Dr. Hou, Ms. Van Berkel and Mr. Gomez are entitled to receive pursuant to the terms of their respective separation agreements, see “Executive Compensation - Potential Payments upon Termination or Change-in-Control.”

Base Salary

Base salaries for the Named Executive Officers are determined based upon job responsibilities, level of experience, individual performance, and the Comparative Compensation Data, when available.  The goal for the base salary component is to compensate executives at a level that approximates the median salaries of individuals in comparable positions and markets, which we believe helps us attract, motivate and retain talented executives.

In determining individual salaries and any increases, the Compensation Committee utilizes the Comparative Compensation Data, when available, and recommendations from the compensation consultant, if any, together with the recommendations from the Chief Executive Officer and other factors, including an executive officer’s individual experience, scope of responsibility and performance. The Compensation Committee exercises its judgment in determining how to weigh each of these factors. The Compensation Committee reviews any salary increase for the Chief Executive Officer and other Named Executive Officers in executive session.

Mr. Rittichier was appointed as our Chief Executive Officer in January 2015 and, in connection with his appointment, the Compensation Committee established his annual base salary level at $325,000. The Compensation Committee believed, in its subjective judgment, that this level of base salary for Mr. Rittichier was appropriate in order to attract and retain Mr. Rittichier as the Company’s Chief Executive Officer. The Compensation Committee determined in its judgment not to award a base salary increase to Mr. Weinswig in fiscal 2015. The Compensation Committee also determined not to award base salary increases to Dr. Hou, Ms. Van Berkel and Mr. Gomez prior to their terminations of employment with the Company in early fiscal 2015.

Annual Cash Incentives

Typically, the Company establishes a cash incentive plan each fiscal year which provides the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries.  The purpose of the cash incentive plan is to drive overall effectiveness and productivity by motivating the executives to achieve specified financial and non-financial goals that support the Company’s strategic business objectives and goals of achieving profitability. By linking a significant portion of an executive’s annual cash compensation to the achievement of the Company’s strategic objectives, as well as the individual’s performance, the individual’s compensation is closely tied to the success of the Company.  We believe that providing annual cash incentive opportunities is a key component of maintaining a competitive executive compensation program.

Photovoltaics Sale Awards. On September 17, 2014, the Company entered into retention award letter agreements (the “Retention Agreements”) with each of Dr. Hou, Mr. Weinswig, Ms. Van Berkel, and Mr. Gomez, pursuant to which these executives were entitled to the following cash incentive payments (the “Photovoltaics Sale Bonuses”) if the Company completed the sale of its photovoltaics business within twelve months following the date of the agreement (the “Photovoltaics Sale”): Dr. Hou, $921,500; Mr. Weinswig, $526,500; Ms. Van Berkel, $330,000; and Mr. Gomez, $330,000. Pursuant to the terms of the Retention Agreements, one-half of the applicable Photovoltaics Sale Bonus was payable upon the closing of the Photovoltaics Sale and the remainder was to be paid six months after closing of the sale, in each case generally subject to the executive’s continued employment or a qualifying termination of the executive’s employment. On December 10, 2014, the Company completed the Photovoltaics Sale and the Photovoltaics Sale Bonuses became payable and were paid to the executives during fiscal 2015 as a result of the executives’ continued employment with or qualifying termination of employment from the Company in accordance with the terms of the Retention Agreements. Mr. Rittichier did not enter into a Retention Agreement because he was not employed by the Company at the time it entered into the Retention Agreements.

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Telecom Sale Awards. On December 15, 2014, the Compensation Committee of the Company approved additional bonus payments (the “Telecom Sale Bonuses”) for Dr. Hou, Mr.  Weinswig, Ms. Van Berkel, and Mr. Gomez, payable in the following amounts upon consummation of the Company’s disposition of its telecommunications business to NeoPhotonics Corporation (the “Telecom Sale”): Dr. Hou, $135,000; Mr. Weinswig, $77,000; Ms. Van Berkel, $48,000; and Mr. Gomez, $48,000. One-half of the applicable Telecom Sale Bonus was payable upon the closing of the Telecom Sale and the remainder was payable six months thereafter, in each case generally subject to the executive’s continued employment or a qualifying termination of the executive’s employment. On January 2, 2015, the Company completed the Telecom Sale and the Telecom Sale Bonuses became payable and were paid to the executives during fiscal 2015 as a result of the executives’ continued employment with or qualifying termination of employment from the Company. Mr. Rittichier was not eligible to receive a Telecom Sale Bonus because he was not employed by the Company at the time the Telecom Sale Bonuses were approved.

2015 Bonus Plan. On August 27, 2015, the Board, upon recommendation of the Compensation Committee of the Board, approved the EMCORE Corporation Fiscal 2015 Bonus Plan (the “2015 Bonus Plan”). Under the 2015 Bonus Plan, the Company’s executive officers and certain other employees are eligible to receive cash bonus awards that are determined based on the achievement of specified financial performance goals as well as the participant’s individual performance during the fiscal year. Specifically, for the Company’s Named Executive Officers, the amount, if any, of the annual cash bonus under the 2015 Bonus Plan was based 80% on the Company’s achievement of non-GAAP net income targets established by the Board for the third and fourth quarters of fiscal 2015 and 20% on the Compensation Committee’s subjective evaluation of each Named Executive Officer’s individual performance during the fiscal year. Under the 2015 Bonus Plan, the aggregate bonus opportunity for Mr. Rittichier was 80% of his annual base salary at the end of the fiscal year, and the aggregate bonus opportunity for Mr. Weinswig was 50% of his annual base salary at the end of the fiscal year. Bonuses, if any, under the 2015 Bonus Plan are payable in cash no later than January 31, 2016. Dr. Hou, Ms. Van Berkel and Mr. Gomez were not employed by the Company at the time the 2015 Bonus Plan was approved and were not participants in the plan.

The Compensation Committee established non-GAAP net income goals because it believes these financial performance metrics are the best indicators of the Company’s performance. For purposes of the 2015 Bonus Plan, “non-GAAP net income” means the Company’s net income for the applicable fiscal quarter of fiscal 2015, as determined under generally accepted accounting principles in the United States, adjusted to eliminate the impact of (1) discontinued operations, (2) litigation expenses associated with the pending arbitration with Sumitomo Electric Industries Ltd., (3) expenses incurred by or on behalf of the Strategy Committee of the Board of Directors, and (4) stock-based compensation expense. The Company’s non-GAAP net income targets were positive net income for the third quarter of fiscal 2015 and $200,000 for the fourth quarter of fiscal 2015. Actual non-GAAP net income for the third and fourth quarter of fiscal 2015 was approximately $2.0 million and $2.7 million respectively. As noted above, up to 20% of each executive’s annual bonus opportunity under the 2015 Bonus Plan is based on individual performance, independent of achievement of the Company’s performance targets. At the end of fiscal 2015, the Compensation Committee reviewed the accomplishments of each Named Executive Officer for the fiscal year compared to their individual performance objectives. Because the Company met its performance targets for fiscal 2015, and based on the individual accomplishments of the Named Executive Officers, including, without limitation, Mr. Weinswig’s efforts towards completion of the Photovoltaics Sale and the Telecom Sale and Mr. Rittichier improving efficiencies in the Company’s processes, including the manufacturing process, the Compensation Committee determined to award the full bonus for which each Named Executive Officer was eligible as follows: Mr. Rittichier, $195,000 (prorated from Mr. Rittichier’s start date on January 3, 2015) and Mr. Weinswig, $130,000.

2016 Bonus Plan. On November 13, 2015, the Board, following the recommendation of the Company’s Compensation Committee, approved the EMCORE Corporation Fiscal 2016 Bonus Plan (the “2016 Bonus Plan”). Under the 2016 Bonus Plan, the Company’s Named Executive Officers who are currently employed by the Company are eligible to receive cash bonus awards that are determined based on the achievement of a non-GAAP net income financial performance goal for the Company for the 2016 fiscal year, as well as the Named Executive Officer’s individual performance during the 2016 fiscal year. For the Company’s Named Executive Officers, the amount, if any, of the annual cash bonus under the 2016 Bonus Plan will be based 80% on the Company’s achievement of a non-GAAP net income target established by the Board for fiscal 2016 and 20% on an evaluation of each executive officer’s individual performance during the fiscal year. Under the 2016 Bonus Plan, the target bonus opportunity for Mr. Rittichier is 80% of his annual base salary at the end of the fiscal year, and the target bonus opportunity for Mr. Weinswig is 50% of his annual base salary at the end of the fiscal year. The amount of cash bonus payable to each executive officer under the 2016 Bonus Plan will range from 0% to 120% of the executive’s target bonus opportunity based on achievement of the applicable Company and individual performance goals. Bonuses, if any, under the 2016 Bonus Plan will be payable in cash after the end of the 2016 fiscal year and no later than March 15, 2017.

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Long-Term Stock-Based Incentives

The Company believes that stock-based incentives are an effective means for aligning the interests of our executives with the interests of our shareholders and that the long-term compensation of the Company’s Named Executive Officers should be linked to the value provided to our shareholders. In addition, we use stock-based compensation as a retention tool. Because the stock awards generally vest over a multi-year period, they provide our executives with an ongoing incentive to continue their employment with the Company and to maximize shareholder value. Long-term stock-based incentives may consist of stock options, restricted stock, performance stock, restricted stock units, performance stock units, stock purchase rights, deferred stock units and stock appreciation rights, all of which provide an incentive for the executives to join and remain with the Company, continue to promote its best interests and enhance its long-term performance.

Through September 30, 2015, the Company had only awarded long-term compensation in the form of stock options, restricted stock awards and restricted stock units. The Compensation Committee believes that stock options, restricted stock awards and restricted stock units provide executives with an incentive to maximize shareholder value by directly aligning the economic interests of the executives with those of the shareholders. Stock options give an executive the right to buy a share of Company Common Stock in the future at a predetermined exercise price.  The exercise price is the closing price of the Common Stock on the grant date.  The Compensation Committee believes that stock options appropriately incentivize executives to maximize shareholder value because stock options have value only when the value of the Common Stock increases following the date of grant of the option (because the exercise price of the option is generally equal to the closing price of a share of the Common Stock on the date of grant). New hire stock option awards typically vest over a five-year period while annual stock option awards generally vest over a four-year period.  Other supplemental stock option awards usually vest over a four-year period.  All options expire ten years after the grant date.  In addition, under the Company’s 2010 Equity Incentive Plan (the “2010 Plan”), no one recipient may be granted an award of options to purchase more than 125,000 shares of Common Stock in any twelve month period. Under the Company’s 2012 Equity Incentive Plan (the “2012 Plan”), no one recipient may be granted an award of options to purchase more than 150,000 shares of Common Stock in any fiscal year, except that options granted at the time of hire will not be counted against the foregoing limitation.  Executives who are terminated for cause immediately forfeit all options that have not vested, unless otherwise determined by the Compensation Committee.

Restricted stock awards are grants of Common Stock that are subject to restrictions on sale and forfeiture until vested. Restricted stock units are contractual rights to receive a stated number of shares of Common Stock, or, if determined by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, that are subject to forfeiture prior to vesting. Restricted stock and restricted unit awards are designed to link executives’ interests with those of the Company’s shareholders as the value of the awards is based on the value of the Common Stock, and because the restricted stock or restricted stock units generally have value regardless of stock price volatility, they provide a long-term retention incentive throughout the vesting period. Under the 2010 Plan, these awards vest over a three year period, and no one recipient may receive an award of restricted stock or restricted stock units covering more than 50,000 shares of Common Stock in any twelve month period. Under the 2012 Plan, no one recipient may receive an award of more than 150,000 restricted stock units in any fiscal year or an award of restricted stock covering more than 150,000 shares of Common Stock in any fiscal year, except an employee may be granted an aggregate of up to 300,000 restricted stock units and an award of restricted stock covering up to 300,000 shares of Common Stock at the time of hire, which will not be counted against the foregoing limitations. For executives who voluntarily resign or are terminated for cause, any unvested restricted stock or restricted stock units are immediately forfeited and canceled unless otherwise determined by the Compensation Committee.

In granting stock-based awards, the Compensation Committee uses its judgment and discretion and does not issue a targeted number of stock options, restricted stock awards or restricted stock units, but rather reviews the executive’s individual performance and the performance of the Company in the prior fiscal year, as well as the Comparative Compensation Data, when available, and any recommendations from compensation consultants, to determine the appropriate value of the award at the time it is granted. Grants of stock options and awards of restricted stock and restricted stock units to executive officers are also based upon each executive officer’s relative position, responsibilities, historical and expected contributions to the Company, and the officer’s vested option, restricted stock award and restricted stock unit balance from previous grants and awards, with primary weight given to the executive officer’s relative rank and responsibilities. Initial stock option grants, restricted stock awards and restricted stock units designed to recruit an executive officer to join the Company (such as the initial restricted stock unit award granted to Mr. Rittichier described below) may be based on negotiations with the executive, with reference to historical option grants and restricted stock and restricted stock unit awards to existing officers, and the Comparative Compensation Data.

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Pursuant to the terms of Mr. Weinswig’s equity award agreements, all of Mr. Weinswig’s equity grants vested effective December 10, 2014 upon consummation of the Photovoltaics Sale. On December 15, 2014, the Compensation Committee approved a grant of 50,000 restricted stock units for Mr. Weinswig, which were awarded on January 5, 2015. The grant was related to Mr. Weinswig’s hard work and success related to the Company’s review of strategic alternatives. The Compensation Committee believes that since all of Mr. Weinswig’s equity had vested, the grant also served (and continues to serve) a retention purpose because the restricted stock units vest over time. 12,500 of these restricted stock units vested immediately at the time of grant. An additional 12,500 restricted stock units vested on January 5, 2016, and the remaining 25,000 restricted stock units will vest in two equal annual installments on January 5, 2017 and 2018.

On January 5, 2015, in accordance with the terms of his employment agreement and in connection with his hiring as our Chief Executive Officer, Mr. Rittichier received an equity grant of 300,000 restricted stock units, 75,000 of which vested upon grant. An additional 75,000 restricted stock units vested on January 5, 2016, and the remaining 150,000 restricted stock units will vest in two equal annual installments on January 5, 2017 and 2018.

As a result of their terminations of employment with the Company in early fiscal 2015, Dr. Hou, Ms. Van Berkel and Mr. Gomez were not granted equity awards during fiscal 2015.

Company Benefits

The Company’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company. As a business matter, we weigh the benefits we need to offer to remain competitive and attract and retain talented employees against the cost of the benefits.  Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that the Company provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its eligible employees, which includes medical, dental, and vision coverage. The Named Executive Officers receive coverage at 100% whereas all other employees of the Company receive coverage ranging from 50% to 100% depending on the service performed.

Company-Sponsored Retirement Plans

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan that is designed to comply with the Employee Retirement Income Security Act of 1974, the Code, as well as federal and state legal requirements.  The 401(k) Plan is designed to provide retirement benefits to eligible employees of the Company and is administered by Prudential Financial. Participants in the 401(k) Plan may elect to reduce compensation by a specific percentage, which is contributed to the participant’s 401(k) Plan account on a pre-tax basis as a salary deferral.

Employees, including the Company’s Named Executive Officers, may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to IRS regulations.  A participant may elect to defer between 1-30% of his or her compensation per pay period.  The deferral amount will not be subject to income tax until distribution. Each participant is able to direct his or her investment into any of the available investment options.  Participants’ contributions are vested at 100%.

The Company may provide a discretionary match of 50% of the first 6% of a participant’s contribution to the 401(k) Plan, and this matching contribution vests over a five year period, based on the participant’s continuing service during such period. Until May 22, 2015, the matching contribution was made in the form of Common Stock, and participants were able to exchange the Common Stock for other investment options within the 401(k) Plan upon receipt of the Company match, subject to the Company’s insider trading policies.  Exchanges from other investment options to Common Stock were not permitted under the 401(k) Plan. Beginning on June 5, 2015, the Company began paying the match in cash, in accordance with a policy change that was approved by the Compensation Committee on March 10, 2015, upon recommendation from the 401(k) committee. In furtherance of this policy change, all Common Stock held in the Company’s 401(k) Plan was liquidated in December 2015 and invested in other funds.

An employee, including an eligible part-time or temporary employee, becomes eligible to participate in the 401(k) Plan on the 60th day following his or her date of hire and attaining the age of 20 years. A re-hire is eligible to participate in the 401(k) Plan immediately.

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Employee Stock Purchase Plan

The Company offers all eligible employees, including the Company’s Named Executive Officers, the opportunity to acquire an ownership interest in the Company by purchasing shares of Common Stock through a tax-qualified employee stock purchase plan (“ESPP”). Under the ESPP, an eligible employee may withhold, through payroll deductions, up to 10% of his or her eligible earnings, up to certain maximums, to be used to purchase shares of Common Stock at certain plan-defined dates. The option price is set at 85% of the average of the high and low price for Common Stock on either the first or last day of the applicable offering period under the ESPP, whichever is lower.

Officer and Director Share Purchase Plan

In January 2011, the Compensation Committee of the Board of Directors approved an Officer and Director Share Purchase Plan (the “ODPP”), which allows executive officers and directors of the Company to purchase shares of Common Stock at fair market value in lieu of salary or, in the case of directors, director fees. Eligible individuals may voluntarily participate in the ODPP by authorizing payroll deductions or, in the case of directors, deductions from director fees for the purpose of purchasing shares of Common Stock. Elections to participate in the ODPP may only be made during open trading windows under the Company’s insider trading policy and when the participant does not otherwise possess material non-public information concerning the Company.

Perquisites

From time to time, the Company provides perquisites to key executive officers, including the Named Executive Officers, as a recruiting and retention tool. We believe that our perquisites are appropriate and we periodically review them against the Comparative Compensation Data, when available, and generally accepted corporate practices.

Severance Policy and Severance Agreements

In an effort to further promote the retention of the Company’s Named Executive Officers, the Company previously entered into employment agreements with each of Messrs. Rittichier and Weinswig to formalize its severance policy with respect to these individuals. In general, the Compensation Committee considers these severance protections an important part of an executive’s compensation and consistent with competitive practices. In accordance with the terms of these agreements, the Named Executive Officers are eligible to receive certain severance benefits under specified circumstances, including, in the case of Mr. Rittichier, payment of base salary for a period of one year, payment of his target annual bonus for the year of termination, and payment of certain continuing health benefits. In the case of Mr. Weinswig, he would be eligible to receive payment of base salary for a period of one year plus two weeks, plus an additional two weeks for each whole year that he was employed by the Company, payment of certain continuing health benefits, provision of certain outplacement services and acceleration and immediate vesting of all outstanding equity awards. Under the terms of his employment agreement, Mr. Rittichier would be entitled to acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a “change in control” of the Company (as defined in Mr. Rittichier’s employment agreement) and would be entitled to acceleration and immediate vesting of 50% of his outstanding equity awards (excepting those which were previously vested due to a change in control) which have not vested as of his termination date in the event his employment is terminated under certain circumstances in connection with a change in control. The Named Executive Officers are not eligible to receive severance benefits if they are terminated for “cause,” or if they voluntarily terminate their employment other than for “good reason” as such terms are defined in the agreements.  In addition, in order to receive any severance benefits for which a participant is eligible under their employment agreement, the participant must execute within sixty (60) days of the date of termination, a general release agreement prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant.

For more information regarding potential payments made to Messrs. Rittichier and Weinswig upon a termination of employment under their employment agreements and the payments made to Dr. Hou, Ms. Van Berkel and Mr. Gomez pursuant to the terms of their respective separation agreements, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”

Compensation of the Chief Executive Officer

In fiscal 2015, Dr. Hou and Mr. Rittichier participated in the same compensation programs and received compensation based upon the same criteria as the Company’s other executive officers.  However, Dr. Hou’s and Mr. Rittichier’s compensation reflected the higher level of responsibility that each of them had with respect to the strategic direction of the Company, the Company’s financial and operating results, and interactions with the investment community.

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Tax and Accounting Considerations

Under Section 162(m) of the Code, the Company may not deduct annual compensation in excess of $1 million paid to certain employees — generally its Chief Executive Officer and its three other most highly compensated executive officers employed at the end of the year (other than the Chief Financial Officer), unless their compensation qualifies as performance-based compensation. While the Compensation Committee currently intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards that would vest upon the passage of time or other compensation, which would not result in qualification of those awards as performance-based compensation. The Company reserves the right to design programs that may not be deductible under Section 162(m) of the Code if the Company believes they are nevertheless appropriate to help achieve the Company’s executive compensation program objectives. The Company’s executive officers had no role in determining or recommending the amount or form of executive and director compensation.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning the compensation paid to or earned by those persons who during fiscal 2015 (i) served as the Company’s Chief Executive Officer, (ii) served as the Company’s Chief Financial Officer, and (iii) are former executive officers who are required to be included pursuant to applicable SEC disclosure rules. Other than as listed in the table below, no other person serves, or served during fiscal 2015, as an executive officer of the Company.  Compensation information is provided for the fiscal years ended September 30, 2013, 2014 and 2015, except in cases where an individual was not a Named Executive Officer for the applicable year.

Summary Compensation Table for Fiscal 2013 through 2015

				Stock	Option	Non-Equity Incentive Plan	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)		($)
Jeffrey Rittichier(4)	2015	228,750	0	1,587,000	0	195,000	7,596	(7)	2,018,346

Chief Executive Officer

Mark Weinswig	2015	260,000	603,500	264,500	0	130,000	7,596	(7)	1,265,596

Chief Financial Officer	2014	260,000	0	343,300	0	0	9,793		613,094
	2013	260,000	0	94,200	0	0	8,056		362,256

Hong Q. Hou, Ph.D..(5)	2015	116,005	1,056,500	0	0	0	406,584	(8)	1,579,089

Former Chief Executive Officer	2014	450,445	0	366,750	0	0	9,943		827,139
	2013	450,445	0	188,400	0	0	85,687		724,532

Monica Van Berkel (5)	2015	60,521	378,000	0	0	0	182,075	(9)	620,596

Former Chief Administration	2014	235,000	0	195,600	0	0	9,193		439,794
Officer	2013	235,000	0	70,650	0	0	7,426		313,076

Alfredo Gomez (6)	2015	90,411	378,000	0		0	182,784	(10)	651,195

Former General Counsel	2014	220,000	0	195,600	0	0	8,743		424,344
	2013	220,000	0	70,650	0	0	6,722		297,372

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(1)	The amounts in this column for fiscal 2015 consist of the Photovoltaics Sale Bonuses and the Telecom Sale Bonuses paid to the executives during fiscal 2015. For a description of the Photovoltaics Sale Bonuses and the Telecom Sale Bonuses, please see the discussion in the “Compensation Discussion and Analysis” above.

(2)	The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers during the applicable fiscal year, as determined in accordance with FASB Accounting Standards Codification No. 718 - “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2013, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 9, 2013, footnote 16 to the Company’s audited financial statements for the fiscal year ended September 30, 2014, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 12, 2014, and footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2015, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 14, 2015, respectively. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(3)	The amounts in this column for fiscal 2015 consist of the non-equity incentive plan compensation paid to the executives for fiscal 2015 pursuant to the 2015 Bonus Plan. For a description of the 2015 Bonus Plan, please see the discussion in the “Compensation Discussion and Analysis” above.

(4)	Mr. Rittichier was hired as Chief Executive Officer of the Company effective January 3, 2015.

(5)	Dr. Hou and Mrs. Van Berkel terminated employment effective January 2, 2015.

(6)	Mr. Gomez terminated employment effective February 27, 2015.

(7)	Consists of $7,596 for payment of continuing health benefits.

(8)	Consists of severance payments in an amount of $334,440 pursuant to the Hou Separation Agreement; consulting fees in an amount of $64,548; and $7,596 for payment of continuing health benefits.

(9)	Consists of severance payments in an amount of $174,479 pursuant to the Van Berkel Separation Agreement; and $7,596 for payment of continuing health benefits.

(10)	Consists of severance payments in an amount of $129,589 pursuant to the Gomez Separation Agreement; consulting fees in an amount of $50,603; and $2,592 for payment of continuing health benefits.

The following table sets forth as to each of the Named Executive Officers information about the grants of plan-based awards during fiscal 2015. Each of the equity-based awards was granted under the Company’s 2012 Plan and cash-based bonuses were awarded under the 2015 Bonus Plan. For a narrative description of the terms of these awards, please see the discussion in the “Compensation Discussion and Analysis” above.

Grants of Plan-Based Awards in Fiscal 2015

Name	Grant Date	Potential Payouts Under Non-Equity Incentive Awards Target ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1) ($)

Jeffrey Rittichier	N/A	195,000	—	—
	January 5, 2015		300,000	1,587,000
Mark Weinswig	N/A	130,000	—	—
	January 5, 2015		50,000	264,500

(1)	The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers, as determined in accordance with FASB Accounting Standards Codification No. 718 - “Compensation – Stock Compensation” (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2015, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 14, 2015. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

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The following table sets forth as to each Named Executive Officer information on outstanding equity awards held by the Named Executive Officer as of September 30, 2015.

Outstanding Equity Awards as of September 30, 2015

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jeffrey Rittichier(2)	—	—	—	—	225,000		1,530,000
Mark Weinswig	75,000	—	3.80	10/11/20	—		—
					37,500	(3)	255,000
Dr. Hong Q. Hou, Ph.D.(4)	13,750	—	29.16	8/28/16	—		—
	61,250	—	23.04	12/14/16	—		—
	2,848	—	35.12	9/25/17	—		—
	60,903	—	35.12	9/25/17	—		—
	2,984	—	33.52	1/2/18	—		—
	45,767	—	33.52	1/2/18	—		—
	37,500	—	26.68	1/2/18	—		—
	225,002
Monica Van Berkel (4)	179	—	29.28	12/29/15	—		—
	11,250	—	29.16	8/28/16	—		—
	5,000	—	19.90	3/29/17	—		—
	625	—	35.12	9/25/17	—		—
	1,875	—	35.12	9/25/17	—		—
	4,570	—	33.52	1/2/18	—		—
	12,931	—	33.52	1/2/18	—		—
	5,001	—	5.00	1/2/18	—		—
	15,000	—	5.00	1/2/18	—		—
	56,431
Alfredo Gomez (5)	2,250	—	31.04	9/10/17	—		—
	3,500	—	33.52	2/27/18	—		—
	2,500	—	4.56	2/27/18	—		—
	5,000	—	5.00	2/27/18	—		—
	13,250

(1)	The market value is determined by multiplying the number of shares by $6.80, the closing trading price of Common Stock on the Nasdaq Global Market on September 30, 2015, the last trading day of the fiscal year.
(2)	Mr. Rittichier was hired as Chief Executive Officer of the Company effective January 3, 2015. He received an initial hire grant of 300,000 restricted stock units, 75,000 of which were immediately vested. An additional 75,000 restricted stock units vested on January 5, 2016, and the remaining 150,000 restricted stock units will vest in two equal annual installments on January 5, 2017 and 2018.
(3)	12,500 of these restricted stock units vested on January 5, 2016, and the remaining 25,000 restricted stock units subject to the award are scheduled to vest in two equal annual installments on January 5, 2017 and January 5, 2018.
(4)	Dr. Hou and Mrs. Van Berkel terminated employment effective January 2, 2015.
(5)	Mr. Gomez terminated employment effective February 27, 2015.

23

The following table sets forth as to each Named Executive Officer information on the exercise of stock options and the vesting of other stock awards previously granted to the Named Executive Officer during fiscal 2015.

Options Exercised and Stock Vested in Fiscal 2015

Option Awards			Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise(3) ($)	Number of shares acquired on vesting (#)		Value realized on vesting(4) ($)
Jeffrey Rittichier	—	—	75,000		396,750
Mark Weinswig	—	—	93,833	(5)	481,723
Hong Q. Hou, Ph.D.(1)	50,000	80,500	110,936		585,742
Monica Van Berkel (1)	18,751	18,000	52,256		275,618
Alfredo Gomez (2)	—	—	52,000		276,633

(1)	Terminated employment effective January 2, 2015. In connection with these terminations, the Company entered into the Hou Separation Agreement and the Van Berkel Separation Agreement with Dr. Hou and Ms. Van Berkel, respectively, pursuant to which all of their then unvested outstanding equity awards became vested as of the effective date of their termination of employment.
(2)	Terminated employment effective February 27, 2015. In connection with Mr. Gomez’ termination of employment, the Company entered into the Gomez Separation Agreement pursuant to which all of his then unvested outstanding equity awards became vested as of the effective date of his termination of employment.
(3)	The dollar amounts in this column for option awards are determined by multiplying (i) the number of shares of Common Stock to which the exercise of the option related by (ii) the difference between the per-share closing price of the Common Stock on the exercise date and exercise price of the options.
(4)	The dollar amounts shown in this column for stock awards are determined by multiplying the number of shares that vested by the per-share closing price of the Common Stock on the vesting date.
(5)	Pursuant to the terms of Mr. Weinswig’s equity award agreements, 73,333 restricted stock units, representing all of Mr. Weinswig’s unvested, outstanding restricted stock units, vested effective December 10, 2014 upon consummation of the Photovoltaics Sale.

Potential Payments upon Termination or Change-in-Control

Messrs. Rittichier and Weinswig

The Company has entered into employment agreements with Messrs. Rittichier and Weinswig, setting forth, among other things, the Named Executive Officer’s severance benefits upon termination of their employment or change of control of the Company. In accordance with the terms of Mr. Rittichier’s agreement, if (a) his employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of one year; (ii) payment of his target annual bonus for the year of termination; and (iii) payment of certain continued health coverage premiums. Mr. Rittichier’s employment agreement also provides that he is entitled to acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a change of control of the Company. In addition, if Mr. Rittichier’s employment is terminated without cause or he terminates his employment for good reason within twelve months of a “change in control” of the Company, under the terms of his employment agreement, Mr. Rittichier is also entitled to acceleration and immediate vesting of 50% of his outstanding equity awards that remain subject to vesting (excepting those which were previously vested due to a change of control, as described above). (For these purposes, the terms “cause,” “good reason” and “change in control” are each defined in Mr. Rittichier’s employment agreement.)

In accordance with the terms of Mr. Weinswig’s agreement, if (a) his employment is terminated without “cause,” (b) he terminates his employment for “good reason,” or (c) within thirty-six months of a “change in control” of the Company, his employment is terminated without “cause” or he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of one year plus two weeks, plus an additional two weeks for each whole year that he was employed by the Company; (ii) payment of certain continued health coverage premiums; (iii) payment of standard outplacement services up to $15,000; and (iv) acceleration and immediate vesting of all of his outstanding equity awards that remain subject to vesting (except performance-based awards). (For these purposes, the terms “cause,” “good reason” and “change in control” are each defined in Mr. Weinswig’s employment agreement.)

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Receipt of the severance benefits described above for Messrs. Rittichier and Weinswig is subject to the executive entering into a general release agreement with the Company and compliance with certain confidentiality, nondisclosure and other restrictive covenants set forth in the applicable employment agreement.

The following are estimated payments and benefits that would be provided to each of Mr. Rittichier and Mr. Weinswig in the event the Named Executive Officer’s employment is terminated as described above.  In accordance with applicable SEC disclosure rules, the estimates assume a termination date of September 30, 2015, the last business day of fiscal 2015.  The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance ($)	Continued Health Coverage (Company Part Only) ($)	Outplacement Services ($)
Jeffrey Rittichier	$585,000	$49,709	$—
Mark Weinswig	$310,000	$49,709	$15,000

In addition, as of September 30, 2015, Messrs. Rittichier and Weinswig would realize the following gains from the acceleration of unvested equity awards under the circumstances described above, measured based on a stock price of $6.80, which was the per share closing price of the Common Stock on the Nasdaq Global Market on September 30, 2015:

•	Jeffrey Rittichier: $765,000 upon a change of control and an additional $382,500 upon a qualifying termination within twelve months of a change in control.

•	Mark Weinswig: $255,000 upon a qualifying termination, which includes, without limitation, termination within 36 months of a change in control.

If Mr. Rittichier’s or Mr. Weinswig’s employment is terminated for cause or he terminates his employment without good reason, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and will not have any additional obligations to the Named Executive Officer. If the Named Executive Officer’s employment terminates as a result of his death, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and provide his spouse and children health insurance coverage as in effect on the date of termination for a period of twelve months thereafter.

Former Named Executive Officers

On September 17, 2014, the Company announced that Dr. Hou would terminate his employment with the Company effective January 2, 2015. On the same date, the Company also entered into the Hou Separation Agreement pursuant to which, as of January 2, 2015, Dr. Hou ceased to serve as a director of the Company and as an officer or employee with the Company and its affiliates. The Hou Separation Agreement provides Dr. Hou with payments and benefits that are consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement. These payments and benefits are as follows:

(i)	the Company will continue to pay Dr. Hou his current base salary of $450,445 per annum for a period of 86 weeks, commencing on January 3, 2015;

(ii)	all of the unvested restricted stock units held by Dr. Hou vested as of January 2, 2015, which had a value of $585,742 based on a stock price of $5.28, which was the closing price per share of the Common Stock on the Nasdaq Global Market on January 2, 2015;

(iii)	Dr. Hou is receiving continuing health benefits for eighteen (18) months from the effective date of his termination. The estimated value of such benefits is $49,709; and

(iv)	the Company will provide Dr. Hou with standard outplacement services for up to 12 months after January 2, 2015, at the Company’s expense up to a maximum amount of $15,000.

In addition, the Hou Separation Agreement includes releases by Dr. Hou of all claims related to Dr. Hou’s employment and service relationship with, and termination of employment and service from, the Company and receipt of the payments and benefits pursuant to the Hou Separation Agreement remains subject to Dr. Hou’s compliance with the confidentiality, nondisclosure, nonsolicitation and other restrictive covenants set forth in her employment agreement.

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Separation Agreement with Ms. Van Berkel. On December 11, 2014, the Company announced that Ms. Van Berkel would terminate her employment with the Company effective January 2, 2015. On December 10, 2014 the Company entered into the Van Berkel Separation Agreement, which provides Ms. Van Berkel with payments and benefits that are consistent with the payments and benefits to which she was entitled pursuant to the terms of her employment agreement. These payments and benefits are as follows:

(i)	the Company will continue to pay Ms. Van Berkel her current base salary of $235,000 per annum for a period of 74 weeks, commencing on January 3, 2015;

(ii)	all of the unvested restricted stock and restricted stock units held by Ms. Van Berkel vested as of January 2, 2015, which had a value of $264,000 based on a stock price of $5.28, which was the closing price per share of the Common Stock on the Nasdaq Global Market on January 2, 2015;

(iii)	Ms. Van Berkel is receiving continuing health benefits for eighteen (18) months from the effective date of her termination. The estimated value of such benefits is $49,709; and

(iv)	the Company will provide Ms. Van Berkel with standard outplacement services for up to 12 months after January 2, 2015, at the Company’s expense up to a maximum amount of $15,000.

In addition, the Van Berkel Separation Agreement includes releases by Ms. Van Berkel of all claims related to Ms. Van Berkel’s employment and service relationship with, and termination of employment and service from, the Company, and receipt of the payments and benefits pursuant to the Van Berkel Separation Agreement remains subject to Ms. Van Berkel’s compliance with the confidentiality, nondisclosure, nonsolicitation and other restrictive covenants set forth in her employment agreement.

Separation Agreement with Mr. Gomez. On December 11, 2014, the Company announced that Mr. Gomez would terminate his employment with the Company, effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.  Mr. Gomez’ termination became effective on February 27, 2015. On December 10, 2014 the Company also entered into the Gomez Separation Agreement, which provides Mr. Gomez with payments and benefits that are consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement. These payments and benefits are as follows:

(i)	the Company will continue to pay Mr. Gomez his current base salary of $220,000 per annum for a period of 68 weeks, commencing on February 28, 2015;

(ii)	all of the unvested restricted stock units held by Mr. Gomez vested as of February 27, 2015, which had a value of $171,313 based on a stock price of $5.41, which was the closing price per share of the Common Stock on the Nasdaq Global Market on February 27, 2015;

(iii)	Mr. Gomez is receiving continuing health benefits for eighteen (18) months from the effective date of his termination. The estimated value of such benefits is $15,852; and

(iv)	the Company will provide Mr. Gomez with standard outplacement services for up to 12 months after February 27, 2015, at the Company’s expense up to a maximum amount of $15,000.

In addition, the Gomez Separation Agreement includes releases by Mr. Gomez of all claims related to Mr. Gomez’s employment and service relationship with, and termination of employment and service from, the Company, and receipt of the payments and benefits pursuant to the Gomez Separation Agreement remains subject to Mr. Gomez’s compliance with the confidentiality, nondisclosure, nonsolicitation and other restrictive covenants set forth in his employment agreement.

26

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in accordance with Item 407(e)(5) of Regulation S-K.

This report is submitted by the Compensation Committee.

January 20, 2016

COMPENSATION COMMITTEE Charles T. Scott, Chairman Robert Bogomolny Stephen L. Domenik Rex S. Jackson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2015, the members of the Company’s Compensation Committee included Messrs. Scott (chairman), Bogomolny, Domenik, Fine and McCorkle. No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2015 or was formerly an officer or employee of the Company at any time. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2015. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2015.

COMPENSATION RISK

The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that the Company’s compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company.  The Committee noted several design features of the Company’s cash and equity incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. Some of these elements include:

•	A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.

•	Multiple Performance Factors. Our incentive compensation plans use both company-wide metrics and individual performance goals, which encourage focus on the achievement of several objectives for the overall benefit of the Company. The annual cash incentive is dependent upon a performance metric, as well as individual goals related to specific strategic or operational objectives. The long-term incentives are equity-based and granted annually with a three, four or five year vesting schedule, to create incentives for the executives to focus on the long-term performance of the Company.

•	Focus on Long-term Incentives. Long-term incentive compensation is an integral part of compensation that discourages short-term risk taking.

•	Managed Expectations. Bonus targets are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation.

•	Capped Incentive Awards. Maximum funding level of the executive bonus program is capped at a percentage of target.

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OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 14, 2016 certain information regarding the beneficial ownership of Common Stock of the Company by: (i) each Named Executive Officer of the Company, (ii) each director and nominee, (iii) all directors and current executive officers as a group (7 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable. Shares beneficially owned include shares of Common Stock, options to acquire shares of Common Stock and restricted stock units that are exercisable or will vest within sixty (60) days of January 14, 2016 and phantom share credits representing shares of Common Stock earned by directors for services on the Board that such directors have elected to defer and which will be settled in Common Stock upon a change of control or after such directors’ termination of service as a director of the Company. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.

Name	Shares Beneficially Owned(1)		Percent of Common Stock
Robert L. Bogomolny	23,829	(2)	*
Stephen L. Domenik	8,311		*
Gerald J. Fine, Ph.D.	27,272		*
Rex S. Jackson	556		*
Charles T. Scott	87,795	(3)	*
Jeffrey Rittichier	90,793		*
Mark Weinswig	161,639	(4)	*
Hong Q. Hou, Ph.D.	225,002	(5)	*
Monica Van Berkel	56,431	(6)	*
Alfredo Gomez	35,673	(7)	*
All directors and current executive officers as a group (7 persons)	400,195	(8)	1.54%
Kopp Investment Advisors, LLC	3,443,090	(9)	13.33%

*	Less than 1.0%

(1)	As of January 14, 2016, 25,822,714 shares of Common Stock were outstanding.
(2)	Includes 22,163 phantom share credits, representing shares of Common Stock earned by Mr. Bogomolny for services rendered as a director, which he elected to defer.
(3)	Includes 28,932 phantom share credits, representing shares of Common Stock earned by Mr. Scott for services rendered as a director, which he elected to defer, and 34,060 shares of Common Stock owned by Kircal, Ltd.
(4)	Includes options to purchase 75,000 shares of Common Stock exercisable within 60 days of January 14, 2016.
(5)	Includes options to purchase 225,002 shares of Common Stock exercisable within 60 days of January 14, 2016.
(6)	Includes options to purchase 56,431 shares of Common Stock exercisable within 60 days of January 14, 2016.
(7)	Includes options to purchase 13,250 shares of Common Stock exercisable within 60 days of January 14, 2016.
(8)	Includes 51,095 phantom share credits and options to purchase 75,000 shares of Common Stock exercisable within 60 days of January 14, 2016.
(9)	Beneficial Ownership is as of December 4, 2015 and is based solely on information contained in a Schedule 13D/A filed with the SEC on December 11, 2015, by Kopp Investment Advisors, LLC (“KIA”), a wholly-owned subsidiary of Kopp Holding Company, LLC (“KHC”), which is controlled by Mr. LeRoy C. Kopp (“Kopp”) (collectively, the “Kopp Parties”). The Schedule 13D/A states that KIA and KHC has shared voting power over 3,443,090 shares of Common Stock and shared dispositive power over 1,738,565shares of Common Stock and Kopp has shared voting power over 3,443,090 shares of Common Stock, shared dispositive power over 1,738,565 shares of Common Stock and sole dispositive power over 1,738,700 shares of Common Stock. The address of the Kopp Parties is 8400 Normandale Lake Blvd., Suite 1450, Bloomington, Minnesota, 55437.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2015, the number of securities outstanding under each of the compensation plans under which equity securities are authorized for issuance, the weighted average exercise price of outstanding options, and the number of securities available for grant under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,266,690 (1)	$$22.47 (2)	1,790,197 (3)
Equity compensation plans not approved by security holders	—	—	—

(1)	Consists of 696,459 outstanding stock options and 570,231 unvested restricted stock units under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Plan and the 2012 Plan as of September 30, 2015.
(2)	Represents the weighted average exercise price of outstanding stock options under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Plan and the 2012 Plan as of September 30, 2015.
(3)	Consists of 58,080 shares that remained available for grant under the 2010 Plan, as amended, 567,379 shares that remained available for grant under the 2012 Plan, as amended, 193,010 shares that remained available for grant under the 2007 Directors’ Stock Award Plan, and 971,728 shares that remained available for grant under the EMCORE Corporation 2000 Employee Stock Purchase Plan, as of September 30, 2015. In addition, 88,741 shares remained available for grant under the Company’s Officer and Director Share Purchase Plan. The Company’s 2000 Stock Option Plan expired on February 12, 2010, and no additional shares were available for grant under that plan after the termination date. This table does not reflect the 500,000 additional shares that will be available under the 2012 Plan if stockholders approve the 2012 Plan proposal. In addition, if stockholders approve the 2012 Plan proposal, no new awards will be granted under the 2007 Directors’ Stock Award Plan and all future equity awards for directors will be granted under the 2012 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company’s review of copies of all disclosure reports filed by directors and executive officers of the Company pursuant to Section 16(a) of the Exchange Act, and written representations furnished to the Company, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during fiscal 2015, except for one late filing made by Mr. Bogomolny in respect of two transactions as a result of a communication error between the Company and Mr. Bogomolny’s broker.

29

PROPOSAL II:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year 2015, KPMG LLP (“KPMG”) provided audit services that included examination of the Company’s annual consolidated financial statements. A summary of the fees for these services provided by KPMG LLP is below. The Audit Committee of the Board of Directors has appointed KPMG to serve as the Company’s independent registered public accounting firm for fiscal 2016 and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting.

Action by the shareholders is not required by law to appoint or ratify the appointment of an independent registered public accounting firm, but ratification of its appointment is being submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution ratifying the appointment of KPMG as the Company’s independent registered public accounting firm is rejected by the shareholders, then the Audit Committee may reconsider its choice of independent registered public accounting firms. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby that are properly submitted will be voted FOR the resolution unless otherwise instructed by the shareholder.

Representatives of KPMG are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL II.

FISCAL 2015 & 2014 AUDITOR FEES AND SERVICES

The fees billed to the Company by KPMG in fiscal 2015 and 2014 are as follows:

	Fiscal 2015	Fiscal 2014

Audit fees (1)	$1,243,697	$874,669
Audit-related fees	—	—
Tax fees (2)	$86,335	87,095
All other fees	—	—
Total	$1,330,032	$961,764

(1)	Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements, reviews of our quarterly financial statements, other SEC filings, including registration statements, correspondence with the SEC, and advice provided on accounting matters that arose in connection with audit services.

(2)	Represents fees for professional services rendered to assist the Company with determining whether the Company has experienced one or more ownership changes within the meaning of Section 382 of the Code.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. Pursuant to the Sarbanes-Oxley Act of 2002, all of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

30

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. From October 1, 2014 to March 10, 2015, the Audit Committee consisted of Messrs. Scott (chairman), Bogomolny, Domenik and McCorkle. Effective March 10, 2015, in conjunction with Mr. McCorkle’s resignation from the Board at the 2015 Annual Meeting of Shareholders, his service on the Audit Committee also ceased. Mr. Jackson joined the Audit Committee in December 2015 upon his appointment to the Board of Directors. Each member of the Audit Committee is currently, and was during their tenure, an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2). The Board of Directors has determined that Mr. Scott and Mr. Jackson are Audit Committee Financial Experts. The Audit Committee met eight (8) times during fiscal 2015. The Audit Committee performs the functions set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors. The Audit Committee Charter is available in the Corporate Governance section on the Investor tab of our website (www.emcore.com).

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2015 with management of the Company and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and has reviewed the opinion of the Company’s independent registered public accounting firm regarding the conformity of the Company’s audited financial statements with GAAP and the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with such accounting firm the independence of such accounting firm. The Audit Committee concluded that the Company’s independent registered public accounting firm’s provision of non-audit services to the Company, as detailed above, is compatible with the accounting firm’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2015, which was filed with the SEC on December 14, 2015.

This report is submitted by the Audit Committee.

January 20, 2016

AUDIT COMMITTEE Charles T. Scott, Chairman Robert L. Bogomolny Stephen L. Domenik Rex S. Jackson

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PROPOSAL III

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related compensation disclosure rules of the SEC, and consistent with our shareholders’ preference to provide annual advisory votes on the compensation of our Named Executive Officers, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. Although the vote is non-binding, the Compensation Committee will consider the voting results when it evaluates whether any changes should be made to the Company’s compensation program.

Accordingly, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Our current policy is to provide our shareholders with an opportunity to approve the compensation of the Company’s Named Executive Officers each year at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2017 annual meeting of shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL IV:

APPROVAL OF THE AMENDMENT TO THE EMCORE CORPORATION

2012 EQUITY INCENTIVE PLAN

General

On January 25, 2012, upon recommendation of the Compensation Committee, the Board of Directors of the Company adopted the EMCORE Corporation 2012 Equity Incentive Plan (the “2012 Plan”), which became effective upon its approval by the Company’s shareholders at the 2012 Annual Meeting of Shareholders and has been employed as a principal feature of the Company’s compensation program since that time. The Board of Directors, upon the recommendation of the Compensation Committee, adopted an amended and restated 2012 Plan on January 24, 2014, which became effective upon its approval by the Company’s shareholders at the 2014 Annual Meeting of Shareholders. On January 13, 2016, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted an amended and restated version of the 2012 Plan (the “Amended 2012 Plan”), subject to approval by the shareholders. At the Annual Meeting, shareholders will be asked to approve the following amendments set forth in the Amended 2012 Plan:

•	Increase in Aggregate Share Limit. The 2012 Plan currently limits the aggregate number of shares of Common Stock that may be delivered pursuant to all awards granted under the 2012 Plan to 2,000,000 shares. The proposed amendments would increase this limit by an additional 500,000 shares so that the new aggregate share limit for the Amended 2012 Plan would be 2,500,000 shares. The proposed amendments would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” granted under the Amended 2012 Plan by 500,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate Amended 2012 Plan share limit described above.

•	Change to Share Counting Rules. The 2012 Plan currently provides for liberal share counting rules where shares tendered or withheld to pay the exercise price of options, shares withheld to satisfy tax withholding obligations for options and “full value” awards, and shares subject to a stock appreciation right but that are not delivered, do not count against the plan’s share limit. Under the proposed amendments, shares tendered or withheld to pay the exercise price of options, shares tendered or withheld to satisfy tax withholding obligations for options and “full value” awards, and all shares subject to a stock appreciation right (whether or not ultimately issued) will count against the Amended 2012 Plan’s share limit.

•	Approval of Director Award Limit. The proposed amendments would add new limits on awards that may be granted to non-employee directors under the Amended 2012 Plan. The maximum grant date fair value of awards granted to a non-employee director under the plan during any one calendar year will be $250,000, except that as to any non-employee director serving as Chairman of the Board or the Lead Independent Director at the time of the grant or any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board, the maximum grant date fair value of awards granted to such non-employee director under the plan will be $350,000.

•	Approval of Award Deferrals. The proposed amendments would expressly allow the administrator to permit or require participants to defer awards granted under the Amended 2012 Plan.

•	Extension of Performance-Based Award Feature. One element of the 2012 Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code (the “Code”). If shareholders approve this Amended 2012 Plan proposal, the administrator’s authority to grant performance-based awards (other than options or stock appreciation rights) will be extended through the first annual meeting of shareholders that occurs in 2021 (this expiration time is earlier than the general expiration date of the Amended 2012 Plan and is required under applicable tax rules).

•	Extension of Plan Term. The 2012 Plan provides that the plan’s term shall continue until the tenth anniversary of the date on which shareholder approval of the plan is last obtained. Shareholders last approved this plan on March 5, 2014. If shareholders approve this Amended 2012 Plan proposal, the 2012 Plan’s term will be extended to ten years from the date of the shareholder’s approval of the Amended 2012 Plan.

As of January 8, 2016, 570,657 shares remained available for future issuance under the 2012 Plan, and 52,130 shares remained available for future issuance under the EMCORE Corporation 2010 Equity Incentive Plan (the “2010 Plan”). No shares are currently available for grant under the EMCORE Corporation 1995 Incentive and Non-Statutory Stock Option Plan (as amended, the “1995 Plan”) or the 2000 Stock Option Plan (as amended, the “2000 Plan”). In addition, while there are currently 166,342 shares that remain available for future grant under the 2007 Directors’ Stock Award Plan (the “2007 Director Plan”), no new awards will be granted under the 2007 Director Plan if shareholders approve the Amended 2012 Plan.

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The Amended 2012 Plan would increase the reserved shares of Common Stock under the plan by 500,000 shares. Based solely on the closing price of the Common Stock, as reported by the NASDAQ on January 8, 2016, the maximum aggregate market value of the additional 500,000 new shares of Common Stock that could be issued under the Amended 2012 Plan is $2,790,000.

If the shareholders approve the amendments and authorize reservation of an additional 500,000 shares of Common Stock to the 2012 Plan, it will allow us to use the shares authorized for issuance pursuant to the Amended 2012 Plan to assist the Company in (a) attracting and retaining the best available personnel for positions of substantial responsibility, (b) providing additional incentives to employees, directors and consultants, and (c) promoting the success of the Company’s business, while also receiving a federal income tax deduction for certain compensation paid under the Amended 2012 Plan under Section 162(m) of the Code. The Board of Directors believes that the ability to offer a variety of forms of equity compensation—including grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, stock purchase rights, and unrestricted share awards — is necessary for the Company to attract and retain the services of well-qualified employees and advisors, including officers and directors who will contribute to the Company’s success. Equity compensation has historically formed a significant portion of our employees’ overall compensation, and a significant number of our current employees have received equity compensation in the form of options, restricted stock and/or restricted stock unit awards.

The Board of Directors recommends approval of the Amended 2012 Plan. If the shareholders approve the Amended 2012 Plan, it will provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide new hires, employees, and management with an equity stake in the Company over the next two years. The Board of Directors believes that adopting the Amended 2012 Plan is in the best interests of the Company and the shareholders. If this proposal is not approved by our shareholders, and as a consequence we are unable to continue to make equity grants at competitive levels, the Board of Directors believes that our ability to hire and retain highly qualified personnel and our ability to manage future growth will be negatively affected. In addition, if shareholders do not approve the Amended 2012 Plan, the current liberal share counting rules under the 2012 Plan will continue in effect, there will be no limit on awards to non-employee directors, the performance-based award feature described above will not be extended, the 2012 Plan term will not be extended, and we will continue to have the authority to grant new awards under the 2007 Director Plan.

Summary Description of the Amended 2012 Plan

A description of the material provisions of the Amended 2012 Plan is set forth below. The statements made in this Proposal IV concerning terms and provisions of the Amended 2012 Plan are summaries and do not purport to be a complete recitation of the Amended 2012 Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Amended 2012 Plan. The full text of the Amended 2012 Plan is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein.

Administration and Eligibility

The Amended 2012 Plan will be administered by the Compensation Committee or, in certain instances its designee. Employees, non-employee directors and consultants of the Company and its subsidiaries will be eligible to receive awards of Common Stock, stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, or stock purchase rights at the Compensation Committee’s discretion. As of January 14, 2016, there were approximately 236 employees and 5 non-employee directors eligible to receive awards under the Amended 2012 Plan. Subject to applicable law, the Compensation Committee may delegate to an officer, director or group of officers or directors of the Company or its affiliates some or all of its authority under the Amended 2012 Plan with respect to participants who are not our executive officers.

Shares Available for Issuance

If the Amended 2012 Plan is approved by shareholders, an additional 500,000 shares will be authorized for issuance under the Amended 2012 Plan for a total of 2,500,000 shares (all of which may be issued with respect to incentive stock options). A participant may receive a maximum of 150,000 stock options (provided that incentive stock options are available only to employees), 150,000 stock appreciation rights, 150,000 shares of restricted stock, 150,000 restricted stock units, 150,000 stock purchase rights, and 150,000 share awards in any fiscal year of the Company. Additionally, in connection with his or her initial service, a participant may receive an additional 300,000 stock options, 300,000 stock appreciation rights, 300,000 shares of restricted stock, 300,000 restricted stock units, 300,000 stock purchase rights, and 300,000 share awards. A participant may receive in any fiscal year a maximum of $500,000 in cash earned in connection with the grant of performance units. A non-employee director may receive in any fiscal year awards up to a maximum grant date fair value of $250,000, except that any non-employee director serving as Chairman of the Board or the Lead Independent Director at the time of the grant or any new non-employee director, during the calendar year in which the non-employee director is first elected or appointed to the Board, may receive awards up to a maximum grant date fair value of $350,000.

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Following are other rules under the Amended 2012 Plan for counting shares against the applicable share limits of the Amended 2012 Plan:

•	Except as described in the next bullet point, shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, are settled in cash or otherwise without the issuance of shares, or for any other reason are not paid or delivered in shares under the Amended 2012 Plan will again be available for subsequent awards under the Amended 2012 Plan.

•	The 2012 Plan currently provides that shares that are tendered or withheld to pay the exercise price of an option, shares withheld to satisfy the tax withholding obligations related to any option or “full value” award, and shares subject to a stock appreciation right but that are not delivered, are available for subsequent awards under the 2012 Plan. However, if shareholders approve the amendments to the Amended 2012 Plan, shares that are tendered or withheld to pay the exercise price of an option, shares tendered or withheld to satisfy the tax withholding obligations related to any option or “full value” award, and all shares subject to a stock appreciation right (whether or not ultimately issued) will not be available for subsequent awards under the Amended 2012 Plan.

•	As to stock appreciation rights and stock options granted under the Amended 2012 Plan, to the extent that shares are delivered pursuant to the exercise of the stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if such a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.)

•	The Amended 2012 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Amended 2012 Plan. The Company may not increase the applicable share limits of the Amended 2012 Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

In the event of a stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock, the Compensation Committee will adjust the shares available under the Amended 2012 Plan and any outstanding awards to reflect the event and preserve the intrinsic value of the awards. The Compensation Committee does not have the power to reduce the exercise price of outstanding options or base price of any outstanding stock appreciation rights, or grant any new award or cash payment in substitution or upon cancellation of options or stock appreciation rights for any other reason unless the adjustment is approved by our shareholders.

Amendment or Termination

The Board or Compensation Committee may terminate, amend or suspend the Amended 2012 Plan at any time. The Amended 2012 Plan will terminate on March 11, 2026 (or the tenth anniversary of the latest shareholder approval of the Amended 2012 Plan), if not earlier terminated by the Board or Compensation Committee. An amendment to the Amended 2012 Plan will be submitted for shareholder approval to the extent required by the Code, stock exchange requirements or other applicable laws, rules or regulations.

Stock Options and Stock Appreciation Rights

Stock options granted under the Amended 2012 Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-statutory stock options. The grant date of options granted under the Amended 2012 Plan will be the date the options are awarded by the Compensation Committee or a future date determined by the Compensation Committee. Stock options will have an exercise price per share that is no less than the fair market value (as defined in the Amended 2012 Plan) of a share of Common Stock as reported by Nasdaq on the date that the options are granted. Options under the Amended 2012 Plan will vest as determined by the Compensation Committee. No option will remain exercisable beyond 10 years after its grant date.

Stock appreciation rights may be granted to participants in tandem with options or on their own. Unless otherwise determined by the Compensation Committee at or after the grant date, tandem stock appreciation rights will have substantially similar terms as the options with which they are granted. The grant date of stock appreciation rights granted under the Amended 2012 Plan will be the date the stock appreciation rights are awarded by the Compensation Committee or a future date determined by the Compensation Committee. Free-standing stock appreciation rights will vest as determined by the Compensation Committee. No stock appreciation right will remain exercisable longer than 10 years after its grant date.

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Unless otherwise determined by the Compensation Committee, in the event of a participant’s death or disability, the participant’s unvested options and stock appreciation rights will be forfeited and canceled, and all of the participant’s vested options and stock appreciation rights will remain exercisable until the second anniversary of the participant’s termination of employment (or the expiration of the award’s term, whichever is earlier). If a participant’s employment is terminated for cause, all of the participant’s then outstanding options and stock appreciation rights will immediately be forfeited and canceled. If a participant’s employment is terminated for any reason other than death, disability or for cause, then the participant may exercise any options and stock appreciation rights that are exercisable on the date of such termination until the earlier of (i) the 90th day following the date of such termination or, if later, the 90th day following expiration of any blackout period in effect with respect to such options and stock appreciation rights, and (ii) the expiration of the term of such options and stock appreciation rights, and any options and stock appreciation rights that are not exercisable upon the participant’s termination or retirement shall be forfeited and canceled as of the date of such termination.

Restricted Stock, Restricted Stock Units and Share Awards

Restricted stock is Common Stock of the Company that is subject to forfeiture until vested. A restricted stock unit is a contractual right to receive a stated number of shares of Common Stock, or if provided by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, that is subject to forfeiture until vested. Share awards are awards of unrestricted Common Stock.

The grant date of any restricted stock or restricted stock unit under the Amended 2012 Plan will be the date on which such restricted stock or restricted stock units are awarded by the Compensation Committee or on such other future date as the Compensation Committee shall determine. Restricted stock and restricted stock units granted under the Amended 2012 Plan will vest based on the occurrence of events specified by the Compensation Committee, which may include completion of a specified period of service and/or achievement of specified performance goals over a performance period. Share awards are granted by the Compensation Committee upon terms and conditions determined by the Compensation Committee in its discretion.

Performance Units

A performance unit is a contractual right to receive a cash-denominated award, payable in cash or shares of Common Stock or a combination thereof, that is subject to forfeiture until vested. The grant date of any performance units granted under the Amended 2012 Plan will be the date on which such performance units are awarded by the Compensation Committee or on such other future date as the Compensation Committee shall determine. Performance units granted under the Amended 2012 Plan will vest based on the achievement of specified performance goals over a performance period determined by the Compensation Committee or upon the occurrence of certain events, as determined by the Compensation Committee.

Stock Purchase Rights

Stock Purchase Rights may be granted to participants in tandem with other awards or on their own. Stock Purchase Rights may be granted to participants at such time or times as shall be determined by the Compensation Committee. Each award of Stock Purchase Rights shall specify the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the participant shall be entitled to purchase, the price to be paid, and the time within which the participant must accept such offer. Unless the Compensation Committee determines otherwise, the Company shall have a repurchase option exercisable upon the voluntary or involuntary termination of the participant’s service with the Company for any reason. The purchase price for shares of Common Stock repurchased shall be the original price paid by the participant. The repurchase option shall lapse at a rate determined by the Compensation Committee.

Change in Control

Upon the occurrence of a change in control of the Company (as defined in the Amended 2012 Plan), unless outstanding awards are honored, assumed or substituted with alternative awards that provide substantially similar terms, conditions and economic value to the substituted awards, all awards under the Amended 2012 Plan will be unaffected by the change in control. However, the Compensation Committee (as constituted immediately prior to the change in control), in its sole discretion, at or after grant of any awards may provide that (i) the awards immediately become exercisable and any restrictions related to the awards will lapse, and/or (ii) each option, stock appreciation right and/or restricted stock unit may be canceled in exchange for an amount of cash calculated pursuant to the Amended 2012 Plan. Notwithstanding the foregoing, the Compensation Committee may provide for different terms and provisions in the individual award agreements with respect to awards.

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Deferrals

The administrator may require or permit the deferred payment of awards, and may determine the other terms applicable to deferrals. The administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares of Common Stock.

Clawback Policy

Awards granted under the Amended 2012 Plan are generally subject to the terms of the Company’s recoupment, clawback or similar policy as may be in effect from time to time and to clawback requirements under applicable law.

Federal Income Tax Consequences

Options

The grant of an option under the Amended 2012 Plan will generally not give rise to any tax consequences for the participant or the Company.

Incentive Stock Options

A participant generally will have no taxable income upon exercise of an incentive stock option, provided the employee remains an employee of the Company at all times from the grant date of the option to the day three months before such exercise, except that the alternative minimum tax may apply. Subject to certain statutory restrictions, gain realized upon a disposition of the Common Stock received pursuant to the exercise of an incentive stock option will generally be taxed as long-term capital gain if the participant holds the shares for at least two years after the date of grant and one year after the date of exercise (the “holding period requirement”). Generally, if the participant has not satisfied the holding period requirement, the participant will recognize ordinary income upon the disposition of the Common Stock equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, generally will be capital gain. An employee who dies while holding an incentive stock option is entitled to beneficial tax treatment upon exercise and disposition of the option regardless of whether the employee satisfies the employment or holding period requirements. The Company will not be entitled to a deduction with respect to the exercise of an incentive stock option, although the Company generally will be entitled to a deduction to the extent the participant recognizes ordinary income.

Non-qualified Stock Options

Upon exercise of a non-qualified stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the shares acquired and the exercise price. Upon a disposition of the shares acquired by the exercise of a non-qualified option, the participant generally will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with a non-qualified option, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.

Other Awards

The current federal income tax consequences of other awards authorized under the Amended 2012 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock appreciation rights, performance units, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

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Section 162(m)

Section 162(m) of the Code places a limit of $1,000,000 per person on the amount the Company may deduct in any one year for compensation paid to its CEO and the next three highest compensated officers (other than the Chief Financial Officer); provided, however, that Section 162(m) of the Code generally allows a company to obtain tax deductions without limit for performance-based compensation. The Company intends that options and stock appreciation rights, and, subject to shareholder approval of the performance goals applicable to performance-based awards, restricted stock and restricted stock units with performance-based vesting criteria and performance units granted under the Amended 2012 Plan will qualify as performance-based compensation not subject to Code Section 162(m)’s $1,000,000 deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible in all circumstances. In addition, other awards under the Amended 2012 Plan, such as restricted stock and restricted stock units with service-based vesting criteria, generally do not qualify for the performance-based compensation exception, so that compensation paid to executive officers in connection with such awards may not be deductible.

Performance Objectives that May be Applied Under the Amended 2012 Plan

As described above, certain awards under the Amended 2012 Plan may be subject to performance objectives. Performance objectives applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Code will be based on the relative or comparative achievement of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including adjusted pre-tax earnings, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; total net cash flow; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to customer satisfaction, research, development, products or projects and recruiting and maintaining personnel. Performance objectives under the Amended 2012 Plan may be established on a company-wide basis or with respect to one or more business units or divisions, or subsidiaries.

The foregoing objectives may include or exclude any or all “extraordinary items” as determined under generally accepted accounting principles in the United States of America and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the most recent report filed with the Securities and Exchange Commission, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. Under the Amended 2012 Plan, the Compensation Committee is not permitted to exercise its discretion with respect to performance objectives for awards to covered executives intended to be “performance-based compensation” under Section 162(m) of the Code if doing so (or if the ability to do so) would cause the award to fail to qualify as “performance based” compensation under Section 162(m) of the Code.

Parachute Payments

If an award is accelerated under the Amended 2012 Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered).

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Amended 2012 Plan. Participants in the Amended 2012 Plan are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Amended 2012 Plan.

New Plan Benefits and Other Matters

The Company has not approved any awards that are conditioned upon shareholder approval of the Amended 2012 Plan. The Company is not currently considering any other specific award grants under the Amended 2012 Plan.

As described under “Director Compensation Policy Effective January 1, 2016” above, beginning in January 2017, each non-employee director will receive an annual equity award consisting of a number of fully vested shares of Common Stock having a grant date fair value equal to $54,000, subject to pro-ration for partial years of service. In addition, a non-employee director serving as the Chairperson of the Board will receive an additional annual equity award consisting of a number of fully vested shares of Common Stock having a grant date fair value equal to $42,500, subject to pro-ration for partial years of service. If shareholders approve the Amended 2012 Plan, the annual equity grants for the non-employee directors will be awarded under the Amended 2012 Plan beginning in January 2017.

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The Company cannot project the grants that may be made to the Company’s officers and employees because such grants are made at the discretion of the Compensation Committee. If the proposed amendments to the Amended 2012 Plan had been in effect in fiscal year 2015, we expect that our award grants for fiscal year 2015 would not have been different from those actually made in that year under the Amended 2012 Plan. For information regarding stock-based awards granted to the Named Executive Officers during fiscal year 2015, see the “Executive Compensation” section of this Proxy Statement. For information regarding past award grants under the 2012 Plan, see the “Aggregate Past Grants Under the 2012 Equity Incentive Plan” table below.

The following paragraphs include additional information to help shareholders assess the potential dilutive impact of the Company’s equity awards and the Amended 2012 Plan. The discussion that follows in this section does not include any shares that have been purchased under, may be purchased in the current purchase period under, or that remain available for issuance or delivery under the Company’s Employee Stock Purchase Plan and the Company’s Officer and Director Share Purchase Plan. The Employee Stock Purchase Plan is intended as a qualified employee share purchase plan that complies with Section 423 of the Code. The number of approved shares to grant under the Employee Stock Purchase Plan is 3,250,000, and 2,278,272 shares have been granted from the plan through January 8, 2016. The Officer and Director Share Purchase Plan solely permits officers, employees and directors to purchase fully vested shares of Common Stock at fair market value. The number of approved shares to purchase under the Officer and Director Share Purchase Plan is 125,000, and 88,741 shares have been purchased under the plan through January 8, 2016.

“Overhang” refers to the number of shares of Common Stock that are subject to outstanding awards or remain available for new award grants. The following table shows the total number of shares of Common Stock that were subject to outstanding restricted stock and restricted stock unit awards granted under the 2012 Plan, that were subject to outstanding stock options granted under the 2012 Plan, and that were then available for new award grants under the 2012 Plan as of September 30, 2015 and as of January 8, 2016.

	As of September 30, 2015	As of January 8, 2016
Shares subject to outstanding restricted stock and restricted stock unit awards	541,350	446,684
Shares subject to outstanding stock options	—	—
Shares available for new award grants	567,379	570,657

As of September 30, 2015, a total of 763,102 shares of Common Stock were subject to all outstanding awards granted under the Company’s equity compensation plans other than the 2012 Plan (including the shares then subject to outstanding awards under the 2010 Plan, the 2000 Plan and the 2007 Director Plan), of which 28,881 shares were then subject to outstanding restricted stock and restricted stock unit awards and 696,459 shares were then subject to outstanding stock options. As of January 8, 2016, a total of 729,047 shares of Common Stock were subject to all outstanding awards granted under the Company’s equity compensation plans other than the 2012 Plan (including the shares then subject to outstanding awards under the 2010 Plan, the 2000 Plan and the 2007 Director Plan), of which 28,615 shares were then subject to outstanding restricted stock and restricted stock unit awards, and 649,337 shares were then subject to outstanding stock options. As of September 30, 2015 a total of 58,050 shares of Common Stock remained available for grant under the 2010 Plan, a total of 193,010 shares of Common Stock remained available for grant under the 2007 Director Plan and zero (0) shares remained available for grant under the 2000 Plan. As of January 8, 2016, a total of 52,130 shares of Common Stock remained available for grant under the 2010 Plan, a total of 166,342 shares of Common Stock remained available for grant under the 2007 Director Plan and zero (0) shares remained available for grant under the 2000 Plan. If shareholders approve the Amended 2012 Plan, we will no longer have the authority to grant any new awards under the 2007 Director Plan.

The weighted-average number of shares of Common Stock outstanding in each of the last three fiscal years was 26.5 million shares outstanding in fiscal 2013; 30.5 million shares outstanding in fiscal 2014; and 30 million shares outstanding in fiscal 2015. The number of shares of Common Stock outstanding as of September 30, 2015 and January 8, 2016 was 25.7 million and 25.8 million shares, respectively.

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“Burn rate” refers to the number of shares that are subject to awards that the Company grants over a particular period of time. The total number of shares of Common Stock subject to awards that the Company granted under the 2012 Plan and its other equity compensation plans in each of the last three fiscal years, and to date (as of January 8, 2016) for fiscal year 2016, is as follows:

•	614,700 shares in fiscal 2013 (which was 2.3% of the weighted-average number of shares of Common Stock outstanding in 2013), of which 530,700 shares were subject to restricted stock and restricted stock unit awards and 84,000 shares were subject to stock options;
•	706,325 shares in fiscal 2014 (which was 2.3% of the weighted-average number of shares of Common Stock outstanding in 2014), of which 661,500 shares were subject to restricted stock and restricted stock unit awards and 44,825 shares were subject to stock options;
•	561,500 shares in fiscal 2015 (which was 1.9% of the weighted-average number of shares of Common Stock outstanding in 2015), of which 524,150 shares were subject to restricted stock and restricted stock unit awards and 37,350 shares were subject to stock options;
•	6,200 shares in fiscal 2016 through January 8, 2016 (which was 0.02% of the number of shares of Common Stock outstanding on January 8, 2016), of which zero shares were subject to restricted stock and restricted stock unit awards and 6,200 shares were subject to stock options.

Thus, the total number of shares of Common Stock subject to awards granted under the 2012 Plan and other equity compensation plans per year over the last three fiscal years (2013, 2014, and 2015) has been, on average, 2.2% of the weighted-average number of shares of Common Stock outstanding.

The Compensation Committee anticipates that the 500,000 additional shares requested for the Amended 2012 Plan (together with the shares available for new award grants under the 2012 and 2010 Plan on the Annual Meeting date and assuming usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards) will provide the Company with flexibility to continue to grant equity awards under the Amended 2012 Plan through approximately March 2018. However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Common Stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, and how the Company chooses to balance total compensation between cash and equity-based awards.

The closing market price for a share of Common Stock as of January 8, 2016 was $5.58 per share.

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Aggregate Past Grants Under the 2012 Plan

As of January 8, 2016, awards covering 1,595,864 shares of Common Stock had been granted under the 2012 Plan. (This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under the 2012 Plan.). The following table shows information regarding the distribution of all equity awards among the persons and groups identified below. No stock options or stock appreciation rights have been granted under the 2012 Plan to the persons set forth in the table below.

	Stock Awards/Restricted Stock / Units
	Number of Shares/Units Subject to Past Awards	Number of Shares/Units Vested as of January 8, 2016	Number of Shares/Units Outstanding and Unvested as of January 8, 2016	Number of Stock Awards granted as of January 8, 2016
Named Executive Officers:
Jeffrey Rittichier, Chief Executive Officer	300,000	150,000	150,000	—
Mark Weinswig, Chief Financial Officer	140,000	115,000	25,000	—
Total for All Current Executive Officers as a Group (2 persons):	440,000	265,000	175,000	—
Robert L. Bogomolny	—	—	—	13,029
Stephen L. Domenik	—	—	—	—
Gerald J. Fine	—	—	—	13,029
Rex S. Jackson	—	—	—	556
Charles T. Scott	—	—	—	—
Total for all Current Non-Executive Directors as a Group (5 persons):	—	—	—	26,614
Each other person who has received 5% or more of the options, warrants or rights under the Plan:	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group:	1,129,250	691,045	271,684	26,614
Total	1,569,250	956,045	446,684	26,614

Messrs. Rittichier and Jackson are each nominees for re-election as a director at the Annual Meeting of Shareholders.

Vote Required for Approval of the Amended 2012 Plan

The Board of Directors believes that the adoption of the Amended 2012 Plan will promote the interests of the Company and its shareholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the Amended 2012 Plan and thus have a personal interest in the approval of the Amended 2012 Plan.

Approval of the Amended 2012 Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED 2012 EQUITY INCENTIVE PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN EXHIBIT A HERETO.

41

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2015 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2015 Annual Report. All such requests should be directed to the Company at 2015 W. Chestnut Street, Alhambra, CA, 91803, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge. The Company’s 2015 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available in the Investor Relations section of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2017 Annual Meeting of Shareholders, must be received by the Company no later than September 24, 2016. Proposals should be mailed to the Company, to the attention of The Secretary, 2015 W. Chestnut Street, Alhambra, CA, 91803. Proposals must comply with all applicable SEC rules.

Nominations of directors for election at the 2017 Annual Meeting of Shareholders and shareholder proposals intended to be presented at the 2017 Annual Meeting of Shareholders but that are not intended to be included in our proxy materials must comply with the requirements of our By-Laws and notice thereof must be received by the Company at the address in the preceding paragraph no later than December 9, 2016. If notice is not received by that date, then the persons named in the proxy may exercise discretionary authority to vote the shares represented thereby in accordance with their judgment.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of the Annual Report and Proxy Statement to shareholders who did not receive a Notice of Internet Availably and who share a single address. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, shareholders can request a single copy of the proxy materials for future deliveries. To make a request, please call or write to The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA 91803 or (626) 239-3400. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Other Matters

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,

/s/ Mark Weinswig
Mark Weinswig. Secretary

42

EXHIBIT A

EMCORE CORPORATION

2012 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective as of [January____, 2016])

ARTICLE I.

PURPOSES OF THE PLAN

The purposes of this Plan are:

•

to attract and retain the best available personnel for positions of substantial responsibility,

•

to provide additional incentive to Employees, Directors and Consultants, and

•

to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Purchase Rights, Performance Units and Share Awards may also be granted under the Plan.

ARTICLE II.

DEFINITIONS

2.1

Certain Definitions. As used herein, the following definitions shall apply:

(a)

“Administrator” means the Committee administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Adjustment Event” means any dividend payable in capital stock, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock.

(c)

“Affiliate” means (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any Subsidiary or Parent of the Company or any Affiliate of the Company; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

(d)

“Applicable Laws” means the requirements relating to the administration of equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(e)

“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Purchase Rights, Performance Units, or Share Awards.

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(f)

“Award Agreement” means the written or electronic agreement, contract, or other instrument or document evidencing or setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan, and in the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern. The terms of any plan, policy or guideline adopted by the Administrator and applicable to an Award shall be deemed incorporated in and part of the related Award Agreement. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

(g)

“Awarded Stock” means the Common Stock subject to an Award.

(h)

“Beneficial Ownership” (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

(i)

“Board” means the Board of Directors of the Company.

(j)

“Cause” means (as determined by the Administrator) (i) willful and continued failure to perform substantially the Participant’s material duties with the Company (other than any such failure resulting from the Participant’s incapacity as a result of physical or mental illness) after a written demand for substantial performance specifying the manner in which the Participant has not performed such duties is delivered to the Participant by the person or entity that supervises or manages the Participant, (ii) engaging in willful and serious misconduct that is injurious to the Company or any of its Subsidiaries, (iii) one or more acts of fraud or personal dishonesty resulting in or intended to result in personal enrichment at the expense of the Company or any of its Subsidiaries, (iv) substantial abusive use of alcohol, drugs or similar substances that, in the sole judgment of the Company, impairs the Participant’s job performance, (v) material violation of any Company policy that results in harm to the Company or any of its Subsidiaries or (vi) indictment for or conviction of (or plea of guilty or nolo contendere) to a felony or of any crime (whether or not a felony) involving moral turpitude. A “Termination for Cause,” shall include a determination by the Administrator following a Participant’s termination of employment for any other reason that, prior to such termination of employment, circumstances constituting Cause existed with respect to such Participant.

(k)

“Change in Control” means, unless otherwise determined by the Administrator at or after the grant date, the occurrence of any of the following:

(i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred hereunder, Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

(ii) the individuals who, immediately prior to the effective date of this Plan, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

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(iii) the consummation of:

(A) a merger, consolidation or reorganization involving the Company unless:

(1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(3) no Person, other than (i) the Company, (ii) any Related Entity , (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in clauses (1) through (3) above is referred to herein as a “Non-Control Transaction”);

(B) a complete liquidation or dissolution of the Company; or

(C) the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Change in Control definition, (x) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

(l)

“Change in Control Price” means the price per share on a fully diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Administrator as constituted before the Change in Control, if any part of the offered price is payable other than in cash.

(m)

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

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(n)

“Committee” means the Compensation Committee of the Board or, if applicable, the delegate of the Compensation Committee of the Board as permitted or required herein.

(o)

“Common Stock” means the no par value common stock of the Company and any other securities into which the Common Stock is changed or for which the Common Stock is exchanged (or, in the case of certain Restricted Stock Units, the cash equivalent thereof).

(p)

“Company” means EMCORE Corporation, a New Jersey corporation, and any successor thereto.

(q)

“Consultant” means any person, including an advisor, engaged by the Company or any Parent, Subsidiary or Affiliate to render services to such entity in a consulting, independent contractor or other similar role.

(r)

“Director” means a member of the Board.

(s)

“Disability” means, unless otherwise provided in an Award Agreement, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant’s employment-related duties for a period of six months or longer and, within 30 days after the Company notifies the Participant in writing that it intends to terminate his employment, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis; provided, that (i) for purposes of Incentive Stock Options, the term “Disability” shall have the meaning assigned to the term “Permanent and Total Disability” by Section 22(e)(3) of the Code (i.e., physical or mental disability or infirmity lasting not less than 12 months), and (ii) with respect to any Award that constitutes deferred compensation subject to Section 409A of the Code, “Disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code. The Administrator’s reasoned and good faith judgment of Disability shall be final, binding and conclusive, and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Administrator. Notwithstanding the foregoing (but except in the case of ISOs and awards subject to Section 409A of the Code), with respect to any Participant who is a party to an employment agreement with the Company or any Parent, Subsidiary or Affiliate, “Disability” shall have the meaning, if any, specified in such Participant’s employment agreement.

(t)

“Dividend Equivalents” means an amount equal to any dividends and distributions paid by the Company with respect to the number of shares of Common Stock subject to an Award.

(u)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, an Affiliate, or any successor or (iii) as provided in an Award Agreement. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(v)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w)

“Fair Market Value” of a share of Common Stock as of a given date shall be: (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, The Nasdaq Global Market that comprises part of The Nasdaq Stock Market), the closing sale price for a share of Stock on the composite tape or in Nasdaq Global Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Administrator shall select) on such date, or, if no such price is reported on such date, the most recent day for which such price is available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the closing sale price for a share of Common Stock on such date as reported by The Nasdaq Capital Market or, if not so reported, by the OTC Bulletin Board (or any successor orsimilar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such price is reported for such date, the most recent day for which such price is available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above is practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Administrator shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of an ISO, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

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(x)

“Fiscal Year” means the fiscal year of the Company.

(y)

“Incentive Stock Option” means an Option designated as such and that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(z)

“Non-Control Acquisition” - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a Non-Control Transaction.

(aa)

“Nonstatutory Stock Option” means an Option designated as such or an Option that does not otherwise meet the requirements of Section 422 of the Code.

(bb)

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement (and may be contained in the document or instrument evidencing the Award Agreement).

(cc)

“Officer” means each person who is an officer of the Company or any Subsidiary or Parent and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

(dd)

“Option” means a stock option granted pursuant to the Plan.

(ee)

“Optionee” means the holder of an outstanding Option granted under the Plan.

(ff)

“Parent” means a “parent corporation,” whether now or hereafter existing, of the Company as defined in Section 424(e) of the Code.

(gg)

“Participant” means the holder of an outstanding Award granted under the Plan.

(hh)

“Performance Goals” for any grant of Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Administrator: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including adjusted pre-tax earnings, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; total net cash flow; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to customer satisfaction, research, development, products or projects and recruiting and maintaining personnel.

A-5

Performance objectives may be established on a Company-wide basis or with respect to one or more Company business units or divisions, or Subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing performance objectives for the applicable Performance Period, the Administrator may exclude any or all “extraordinary items” as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act; provided, that the Administrator shall have no discretion with respect to any Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code if the exercise of such discretion or the ability to exercise such discretion would cause such Award to fail to qualify as “performance-based” compensation under Section 162(m) of the Code.

(ii)

“Performance Period” means the time period of any Fiscal Year or such other period as determined by the Administrator in its sole discretion during which the performance objectives must be met.

(jj)

“Performance Unit” means a Participant’s contractual right to receive a cash-denominated award, payable in cash or shares of Common Stock or a combination thereof, under the Plan at the end of a specified period of time that is forfeitable by the Participant until the completion of a specified period of future service, until the attainment of specified performance objectives, or until otherwise determined by the Administrator or in accordance with the Plan. Each Performance Unit represents an unfunded and unsecured obligation of the Company.

(kk)

“Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

(ll)

“Plan” means this EMCORE Corporation 2012 Equity Incentive Plan, as the same may be interpreted by the Administrator and/or be amended from time to time.

(mm)

“Replacement Award” means an Award made to employees of companies or businesses acquired by the Company to replace incentive awards and opportunities held by such employees prior to such acquisition.

(nn)

“Restricted Stock” means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the completion of a specified period of future service, until the attainment of specified performance objectives, and/or until otherwise determined by the Administrator or in accordance with the Plan. Additionally, Restricted Stock, if context demands, may also refer herein to shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(oo)

“Restricted Stock Unit” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Administrator on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such stated number of shares of Common Stock, under the Plan at the end of a specified period of time that is forfeitable by the Participant until the completion of a specified period of future service, until the attainment of specified performance objectives, or until otherwise determined by the Administrator or in accordance with the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(pp)

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(qq)

“Section 16(b)” means Section 16(b) of the Exchange Act.

(rr)

“Service Provider” means an Employee, Director or Consultant. Unless otherwise provided in an Award Agreement, a person shall continue to be a Service Provider even if such person ceases to be an Employee, Director or Consultant, as the case may be, but continues to provide services uninterrupted in a different position constituting a Service Provider.

(ss)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

A-6

(tt)

“Share Award” means an Award of unrestricted shares of Common Stock granted pursuant to the Plan.

(uu)

“Stock Appreciation Right” means, with respect to shares of Common Stock, the right to receive a payment from the Company in cash and/or shares of Common Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over a specified base price fixed by the Administrator on the grant date, multiplied by (ii) a stated number of shares of Common Stock.

(vv)

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ww)

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, of the Company as defined in Section 424(f) of the Code.

(xx)

“Voting Securities” means all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

ARTICLE III.

STOCK SUBJECT TO THE PLAN

3.1

Number. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that are available for Awards under the Plan is 2,500,000 Shares (all of which may be the subject of Incentive Stock Options granted under the Plan). The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15 of the Plan. The Shares may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued shares of Common Stock, not reserved for any other purpose of reacquired Common Stock.

3.2

Cancelled or Forfeited Awards, etc. Shares subject to any Award granted under the Plan (other than Replacement Awards) that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of Common Stock, or, with respect to Shares of Restricted Stock that are forfeited back to or repurchased by the Company, such Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Replacement Awards that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of Common Stock after the effective date of the Plan shall not be available for grant under the Plan.

Without limiting the generality of the above, (i) shares of Common Stock tendered by a Participant or withheld by the Company to pay the exercise price of any Options or Stock Appreciation Rights shall not be available for grant under the Plan, (ii) shares of Common Stock tendered by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Options, Stock Appreciation Rights, or Oher “full-value” Awards shall not be available for grant under the Plan, and (iii) upon settlement of Stock Appreciation Rights, the total number of shares of Common Stock subject to the Stock Appreciation Rights shall not be available for grant under the Plan (for purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due is 15,000 shares, 100,000 shares shall be counted against the Plan’s share limit). However, shares of Common Stock issued in connection with Awards that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards), or issued in connection with Replacement Awards, shall not be counted against the maximum limitation specified in Section 3.1 above.

For purposes of this Article III, if a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered on such exercise in accordance with Article X, the number of shares subject to the tandem Option and Stock Appreciation Right award shall only be taken into account once (and not as to both Awards).

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3.3

Limit on Awards to Non-Employee Directors. Awards that are granted during any one calendar year to any person who, on the grant date of the Award, is a non-employee Director are subject to the limits of this Section 3.3. The maximum number of shares of Common Stock subject to Awards granted during any one calendar year to an individual who, on the grant date of the Award, is a non-employee Director is the number of shares that produces a grant date fair value for the Award that, when combined with the grant date fair value of any other Awards granted during that same calendar year to that individual in his or her capacity as a non-employee Director, is $250,000; provided that this limit is $350,000 as to (1) a non-employee Director who is serving as the Chairman of the Board or the Lead Independent Director at the time the applicable grant is made or (2) any new non-employee Director for the calendar year in which the non-employee Director is first elected or appointed to the Board. For purposes of this Section 3.3, a “non-employee Director” is an individual who, on the grant date of the Award, is a member of the Board who is not then an Officer or Employee of the Company or one of its Subsidiaries. For purposes of this Section 3.3, “grant date fair value” means the value of the Award as of the date of grant of the Award and as determined using the equity award valuation principles applied in the Company’s financial reporting. The limits of this Section 3.3 do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the Award, is an Officer or Employee of the Company or one of its Subsidiaries. The limits of this Section 3.3 apply on an individual basis and not on an aggregate basis to all non-employee Directors as a group.

ARTICLE IV.

ADMINISTRATION OF THE PLAN

4.1

Procedure.

(a)

Administrative Body. The Committee shall administer the Plan.

(b)

Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(c)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b- 3.

(d)

Other Administration. Other than as provided above, the Plan shall be administered by the Committee, which committee shall be constituted to satisfy Applicable Laws.

(e)

Delegation. The Committee may delegate, subject to the provisions of this Plan, EMCORE Corporation’s Incentive Stock Option Grant Policy and such other policies as the Committee may adopt, to any officer or group of officers, or director or group of directors of the Company (including to a subcommittee of members of the Compensation Committee of the Board) or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Officers; provided, that any delegation to one or more officers of the Company shall be subject to N.J.S.A. Section14A:8-1(4) (or successor provision). Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Officers.

4.2

Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)

to determine the Fair Market Value;

(ii)

to select the Service Providers to whom Awards may be granted hereunder;

(iii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)

to approve forms of agreement for use under the Plan;

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(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised, purchased or vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, any customary representations, warranties and covenants with respect to securities law matters, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws or satisfying applicable foreign laws;

(viii)

to modify the terms and conditions of Awards granted to Participants employed outside the United States, or take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder;

(ix)

to modify or amend each Award (subject to Sections 4.4 and 17.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement);

(x)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)

appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan;

(xiii)

to make all other determinations deemed necessary or advisable for administering the Plan.

4.3

Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

4.4

Prohibition Against Repricing. Except to the extent (i) approved in advance by a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right, or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.

ARTICLE V.

ELIGIBILITY

Nonstatutory Stock Options, Stock Appreciation Rights, Stock Purchase Rights, Restricted Stock Units, Restricted Stock, Performance Units or Share Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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ARTICLE VI.

LIMITATIONS ON OPTIONS AND STOCK APPRECIATION RIGHTS

6.1

Generally. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

6.2

Individual Limitations. The following limitations shall apply to grants of Options and Stock Appreciation Rights:

(a)

No Service Provider shall be granted, in any Fiscal Year, Options to purchase more than 150,000 Shares. No Service Provider shall be granted, in any Fiscal Year, Stock Appreciation Rights covering more than 150,000 Shares.

(b)

In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares, which shall not count against the limit set forth in paragraph (a) above. In connection with his or her initial service, a Service Provider may be granted Stock Appreciation Rights covering up to an additional 300,000 Shares, which shall not count against the limit set forth in paragraph (a) above.

(c)

The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15 of the Plan.

(d)

If an Option or Stock Appreciation Right is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15 of the Plan), such cancelled Award will be counted against the limits set forth in paragraphs (a) and (b) above.

ARTICLE VII.

TERM OF PLAN

The Plan was originally approved by the Company’s shareholders at the annual meeting of shareholders on March 9, 2012 and an amendment and restatement of the Plan was approved by the Company’s shareholders at the annual meeting of shareholders on March 5, 2014. The second amendment and restatement of the Plan provided herein is subject to shareholder approval at the annual meeting of shareholders on March [11], 2016. The Plan shall continue in effect, unless sooner terminated pursuant to this Article VII, until the tenth anniversary of the date on which shareholder approval of the Plan is last obtained.

ARTICLE VIII.

TERM OF OPTION AND STOCK APPRECIATION RIGHTS

The term of each Option and Stock Appreciation Right shall be stated in the Award Agreement (but no term shall be longer than ten (10) years from the date of grant). In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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ARTICLE IX.

OPTION EXERCISE PRICE AND CONSIDERATION

9.1

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(a)

In the case of an Incentive Stock Option

(i)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)

granted to any Employee other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(c)

Notwithstanding the foregoing, and subject to the EMCORE Corporation’s Incentive Stock Option Grant Policy and such other policies as the Administrator may adopt, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a Replacement Award.

9.2

Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

9.3

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)

cash;

(ii)

check;

(iii)

promissory note;

(iv)

other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)

consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)

any combination of the foregoing methods of payment; or

(vii)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

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ARTICLE X.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

10.1

Procedure for Exercise; Rights as a Shareholder. Any Option and Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options and Stock Appreciation Rights granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Administrator at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may granted on a freestanding basis, not related to any Option. Stock Appreciation Rights shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to freestanding Stock Appreciation Rights. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Common Stock, and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

A Stock Appreciation Right shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Administrator, of cash or shares of Common Stock having a Fair Market Value equal to such cash amount, or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such cash amount, determined by multiplying: (i) any increase in the Fair Market Value of one share of Common Stock on the exercise date over the base price fixed by the Administrator on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Common Stock on the grant date of such Stock Appreciation Right (except if awarded in tandem with an Option but after the grant date of such Option, then not less than the exercise price of such Option), by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, on the grant date the Administrator may establish a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

Shares issued upon exercise of an Option or Stock Appreciation Right shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) with respect to an Option or Stock Appreciation Right, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of such Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

10.2

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability or termination for Cause, the Participant may exercise his or her Option or Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that such Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or Stock Appreciation Right shall remain exercisable until the earlier of (i) the 90th day following the date of such termination or, if later, the 90th day following expiration of any blackout period then in effect with respect to such Award, and (ii) the expiration of the term of such Award. If, on the date of termination, the Participant is not vested as to his or her entire Option or Stock Appreciation Right, the Shares covered by the unvested portion of such Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right within the time specified by the Administrator, such Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

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10.3

For Cause Termination. If a Participant ceases to be a Service Provider due to a termination for Cause, all Options and Stock Appreciation Rights granted to such Participant which are then outstanding (whether or not exercisable on or prior to the date of such termination) shall be immediately terminate, and the Shares covered by such Awards shall revert to the Plan.

10.4

Disability of Service Provider. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option or Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent such Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or Stock Appreciation Right shall remain exercisable for twenty- four (24) months following the Participant’s termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Option or Stock Appreciation Right, the Shares covered by the unvested portion of such Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right within the time specified herein, such Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

10.5

Death of Service Provider. If a Participant dies while a Service Provider, the Option or Stock Appreciation Right may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise such Award by bequest or inheritance, but only to the extent that such Award is vested on the date of death. In the absence of a specified time in the Award Agreement, the Option or Stock Appreciation Right shall remain exercisable for twenty-four (24) months following the Participant’s termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, at the time of death, the Participant is not vested as to his or her entire Option or Stock Appreciation Right, the Shares covered by the unvested portion of such Award shall immediately revert to the Plan. The Option or Stock Appreciation Right may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise such Award under the Participant’s will or the laws of descent or distribution. If the Option or Stock Appreciation Right is not so exercised within the time specified herein, such Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

ARTICLE XI.

STOCK PURCHASE RIGHTS

11.1

Grant of Stock Purchase Rights. The Administrator, in its sole discretion, will determine the number of Shares to be granted to each Participant under Stock Purchase Rights, provided that during any Fiscal Year, no Participant will receive more than an aggregate of 150,000 Shares subject to Stock Purchase Rights. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 300,000 Shares subject to Stock Purchase Rights, which shall not count against the limit set forth in the preceding sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15 of the Plan. If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15 of the Plan), the cancelled Award will be counted against the limits set forth in this Section 11.1.

11.2

Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

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11.3

Repurchase Option. Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company (to the extent permitted by Applicable Laws). The repurchase option shall lapse at a rate determined by the Administrator.

11.4

Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(a)

General Restrictions. The Administrator may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(b)

Section 162(m) Performance Restrictions. For purposes of qualifying grants of Stock Purchase Rights as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the latest date permissible to enable the Stock Purchase Rights to qualify as “performance- based compensation” under Section 162(m) of the Code. In granting Stock Purchase Rights which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Stock Purchase Rights under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11.5

Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

ARTICLE XII.

RESTRICTED STOCK, RESTRICTED STOCK UNITS AND PERFORMANCE UNITS

12.1

Grant. Restricted Stock, Restricted Stock Units and Performance Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock, Restricted Stock Unit and Performance Unit grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine, including all terms, conditions, and restrictions related to the grant (and the form of payout for Restricted Stock Units and Performance Units), which, subject to Section 12.4 of the Plan, may be left to the discretion of the Administrator. The Administrator, in its sole discretion, will determine the number of Restricted Stock Units to be granted to each Participant, provided that during any Fiscal Year, no Participant will receive more than an aggregate of 150,000 Restricted Stock Units. The Administrator, in its sole discretion, will determine the number of Shares to which the Restricted Stock to be granted to each Participant pertain, provided that during any Fiscal Year, no Participant will receive any award(s) of Restricted Stock covering more than 150,000 Shares. The Administrator, in its sole discretion, will determine the number of Performance Units to be granted to each Participant, provided that during any Fiscal Year, the maximum dollar amount of cash which may be earned in connection with the grant(s) of Performance Units may not exceed $500,000. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 300,000 Restricted Stock Units, and an award(s) of Restricted Stock covering up to an additional 300,000 Shares; such Awards shall not count against the limit set forth in the preceding sentences. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15 of the Plan. If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15 of the Plan), the cancelled Award will be counted against the limits set forth in this Section 12.1.

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12.2

Vesting Criteria and Other Terms. The Administrator shall set vesting or other restriction criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units, Restricted Stock and Performance Units that will be paid out to the Participant. The period for which such restrictions apply are referred to herein as the “Restriction Period”.

(a)

The Administrator may set vesting or other restriction criteria based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service, or performance objectives), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(b)

Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units, Restricted Stock and Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set performance objectives based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock Units, Restricted Stock and Performance Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock Units, Restricted Stock and Performance Units that are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units, Restricted Stock and Performance Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

12.3

Earning of Awards. Upon meeting the applicable vesting or other restriction criteria for Restricted Stock Units, Restricted Stock or Performance Units, the Participant shall be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, Restricted Stock and Performance Units, the Administrator, in its sole discretion, may reduce or waive any vesting or other restriction criteria that must be met to receive a payout; provided, that the Administrator shall have no discretion to take such action with respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code if the exercise of such action or the ability to exercise such action would cause such Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

12.4

Provisions Applicable to Restricted Stock Units and Performance Units.

(a)

Payment of earned Restricted Stock Units and Performance Units shall be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units and Performance Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(b)

No shares of Common Stock will be issued at the time an Award of Restricted Stock Units or Performance Units is made, and the Company shall not be required to set aside a fund for the payment of any such Award.

(c)

The Administrator shall determine whether and to what extent Dividend Equivalents will be credited to the account of a Participant receiving an Award of Restricted Stock Units. Unless and until the Company provides issuance of Shares in respect of his or her Award of Restricted Stock Units that is entered upon the records of the duly authorized transfer agent of the Company, a Participant holding outstanding Restricted Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award. Unless and until the Company provides issuance of Shares in respect of his or her Award of Performance Units that is entered upon the records of the duly authorized transfer agent of the Company, a Participant holding outstanding Performance Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock payable in event of such Award.

12.5

Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units, Restricted Stock and Performance Units shall be forfeited to the Company.

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12.6

Provisions Applicable to Restricted Stock.

(a)

Except as otherwise provided in an Award Agreement, no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restriction Period. Thereafter, Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all Applicable Laws, the Award Agreement and any other agreement to which the Restricted Stock is subject. The Administrator shall require that any stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan shall be void and of no effect.

(b)

Each certificate evidencing shares of Common Stock subject to an Award of Restricted Stock shall be registered in the name of the Participant holding such Restricted Stock and shall bear the following (or similar) legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE EMCORE CORPORATION 2012 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c)

The Administrator shall determine whether and to what extent dividends and distributions will be credited to the account of a Participant receiving an Award of Restricted Stock. A Participant holding outstanding Restricted Stock shall be entitled to exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.

ARTICLE XIII.

SHARE AWARDS

Share Awards may be granted to Participants at such time or times as shall be determined by the Administrator on such terms and conditions as the Administrator may determine in its discretion. The Administrator, in its sole discretion, will determine the number of Shares covered by any Share Award to be granted to each Participant; provided, that during any Fiscal Year, no Participant will receive any Share Award(s) covering more than 150,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted a Share Award(s) covering up to an additional 300,000 Shares, which shall not count against the limit set forth in the preceding sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15 of the Plan. Share Awards may be made as additional compensation for services rendered by a Participant to the Company or any Parent, Subsidiary or Affiliate, or may be in lieu of cash or other compensation to which the Participant may be entitled from the Company or any Parent, Subsidiary or Affiliate.

ARTICLE XIV.

NON-TRANSFERABILITY OF AWARDS

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Awards or any interest therein or any rights relating thereto other than as provided in the Plan shall be void and of no effect. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Except to the extent required by law, no Award shall be subject to any lien, obligation or liability of the Participant.

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ARTICLE XV.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,

CHANGE IN CONTROL

15.1

Changes in Capitalization. In the event of any Adjustment Event affecting the Common Stock (including, without limitation, any Adjustment Event occurring after adoption of the Plan but prior to shareholder approval of the Plan), the Administrator shall make an equitable and proportionate anti-dilution adjustment to offset any resultant change in the per-share price of the Common Stock and preserve the intrinsic value of Options and any other Awards granted under the Plan. Such mandatory adjustment may include a change in any or all of (a) the number and kind of shares of Common Stock which thereafter may be awarded or optioned and sold under the Plan (including, but not limited to, adjusting any limits on the number and types of Awards that may be made under the Plan), (b) the number and kind of shares of Common Stock subject to outstanding Awards, and (c) the grant, exercise or conversion price with respect to any Award. In addition, the Administrator may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number. Any such adjustment shall be consistent with Sections 424, 409A and 162(m) of the Code to the extent the Awards subject to adjustment are subject to such Sections of the Code.

15.2

Accelerated Vesting and Payment Due to Change in Control. Unless otherwise determined by the Administrator at or after the grant date, or unless the Administrator otherwise determines in the manner set forth in Section 15.4 below, upon the occurrence of a Change in Control, all Awards under the Plan will be unaffected by the Change in Control. In the sole discretion of the Administrator at or after the grant date, and without limiting the preceding sentence, the Administrator may provide the following for any Award in the event of a Change in Control: (i) Options and Stock Appreciation Rights may become immediately exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units and Performance Units may lapse immediately prior to such Change in Control, and (iii) shares of Common Stock underlying Awards of Restricted Stock Units (and, if applicable, Performance Units) may be issued to each Participant then holding such Award immediately prior to such Change in Control; provided, that, at the discretion of the Administrator (as constituted immediately prior to the Change in Control), each such Option, Stock Appreciation Right and/or Restricted Stock Unit may be canceled in exchange for an amount equal to the product of (A) (I) in the case of Options and Stock Appreciation Rights, the excess, if any, of the product of the Change in Control Price over the exercise price or base price for such Award, and (II) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of shares of Common Stock covered by such Award; provided, further, that where the Change in Control does not constitute a “change in control event” as defined under Section 409A of the Code, the shares to be issued, or the amount to be paid, for each Award that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time or schedule applicable to such Awards (assuming for these payment purposes (but not the lapsing of the Restriction Period) that no such Change in Control had occurred). Notwithstanding the foregoing, the Administrator may, in its discretion, instead terminate any outstanding Options and Stock Appreciation Rights if either (x) the Company provides holders of such Options and Stock Appreciation Rights with reasonable advance notice to exercise their outstanding and unexercised Options and Stock Appreciation Rights or (y) the Administrator reasonably determines that the Change in Control Price is equal to or less than the exercise price for such Options and Stock Appreciation Rights.

15.3

Timing of Payments. Payment of any amounts calculated in accordance with Section 15.2 above shall be made in cash or, if determined by the Administrator (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control (subject to the payment timing restrictions contained in the second proviso of the first sentence of Section 15.2). For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Administrator (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

15.4

Alternative Awards. Notwithstanding the above, unless otherwise determined by the Administrator at or after the grant date, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Award, if the Administrator (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided, that any Alternative Award must:

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(i)

be based on shares of Common Stock that are traded on an established U.S. securities market or another public market determined by the Administrator prior to the Change in Control;

(ii)

provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment (including liquidity rights with respect to shares of Common Stock received in settlement of such Award);

(iii)

have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

(iv)

have terms and conditions which provide that in the event that the Participant suffers an involuntary termination without Cause within two years following the Change in Control, any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be; and

(v)

not result in adverse tax consequences to the Participant under Section 409A of the Code.

ARTICLE XVI.

DATE OF GRANT

The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

ARTICLE XVII.

AMENDMENT AND TERMINATION OF THE PLAN

17.1

Amendment and Termination. Subject to Section 17.2 below, the Board or Committee may at any time amend, alter, suspend or terminate the Plan.

17.2

Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, and the adoption of any such amendment shall be contingent on such approval.

17.3

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Notwithstanding the foregoing, the Board or Committee or Administrator may take such actions as it deems appropriate to ensure that the Plan and any Awards may comply with any tax, securities or other applicable law. Nothing herein shall restrict the Administrator’s ability to exercise its discretionary authority as provided in the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Following a Change in Control, no action shall be taken under the Plan that will cause any Award that has previously been determined to be (or is determined to be) subject to Section 409A of the Code to fail to comply in any respect with Section 409A of the Code without the written consent of the Participant.

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17.4

Expiration of Grant Authority for “Performance-Based Compensation.” As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new Awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (other than Options or Stock Appreciation Rights) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s shareholders last approved the Plan, subject to any subsequent extension that may be approved by shareholders.

ARTICLE XVIII.

CONDITIONS UPON ISSUANCE OF SHARES

18.1

Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares (or with respect to certain Restricted Stock Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise or settlement of any Award or to otherwise sell or issue shares of Common Stock in violation of any such Applicable Laws, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) that shall lapse because of such postponement.

18.2

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

ARTICLE XIX.

INABILITY TO OBTAIN AUTHORITY

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares (or with respect to certain Restricted Stock Units, the cash equivalent thereof) hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or with respect to certain Restricted Stock Units, the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

ARTICLE XX.

RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

ARTICLE XXI.

MISCELLANEOUS PROVISIONS

21.1

Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Administrator during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by his or her estate.

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21.2

No Guarantee of Employment or Participation. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate any Participant’s employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate (regardless of whether such termination results in (1) the failure of any Award to vest; (2) the forfeiture of any unvested or vested portion of any Award; and/or (3) any other adverse effect on the individual’s interests under the Plan). No Service Provider shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

21.3

Tax Withholding. The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or shares (whether under this Plan or otherwise) or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award under this Plan. In the case of any Award satisfied in the form of shares of Common Stock, no shares of Common Stock shall be issued unless and until arrangements satisfactory to the Administrator shall have been made to satisfy the statutory minimum withholding tax obligations applicable with respect to such Award. The Company may defer payments of cash or issuance or delivery of Common Stock until such requirements are satisfied. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Administrator may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including shares of Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount shall not be in excess of the minimum amount required to satisfy the statutory withholding tax obligations).

21.4

Indemnification. To the maximum extent provided by law and by the Company’s Certificate of Incorporation and/or By-Laws, each person who is or shall have been a member of the Administrator or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

21.5

No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Service Providers, in cash or property, in a manner which is not expressly authorized under the Plan.

21.6

Deferrals. The Administrator may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any Parent, Subsidiary or Affiliate from being denied a Federal income tax deduction with respect to any Award other than an Award of Incentive Stock Options or to the extent required or permitted by applicable law. The Administrator may also require or permit Participants to elect to defer the issuance of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares of Common Stock.

21.7

409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

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Solely for purposes of determining the time and form of payments due under any Award that is considered nonqualified deferred compensation under Section 409A of the Code and that is not otherwise exempt from Section 409A of the Code, a Participant shall not be deemed to have incurred a termination of employment (or other term of similar import) unless and until he shall incur a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if as of Participant’s separation from service, the Participant is a “specified employee” as determined by the Company, then to the extent any amount payable under any Award that is considered nonqualified deferred compensation under Section 409A of the Code and that is not otherwise exempt from Section 409A of the Code, for which payment is triggered by Participant’s separation from service (other than on account of death), and that under the terms of the Award would be payable prior to the six-month anniversary of the Participant’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six- month anniversary of such separation from service or (b) the date of the Participant’s death.

21.8

Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New Jersey without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of New Jersey specifically and mandatorily applies.

21.9

Severability; Blue Pencil. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

21.10

No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program. No amount payable in respect of any Award pursuant to an Award shall be deemed part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws.

21.11

No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company, or any Parent, Subsidiary or Affiliate to take any action which such entity deems to be necessary or appropriate.

21.12

Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

21.13

No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

21.14

Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

21.15

Code Section 83(b) Elections. The Company, its Affiliates and the Administrator have no responsibility for any Participant’s election, attempt to elect or failure to elect to include the value of a Restricted Stock Award or other Award subject to Section 83 of the Code in the participant’s gross income for the year of payment pursuant to Section 83(b) of the Code. Any participant who makes an election pursuant to Section 83(b) of the Code will promptly provide the Administrator with a copy of the election form.

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21.16

No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of an Option, Stock Appreciation Right or Stock Purchase Right will impose no obligation upon the Participant to exercise the Award. The Company, its Affiliates and the Administrator have no obligation to inform a Participant of the date on which any Award lapses except in the Award Agreement.

21.17

Right to Offset. Notwithstanding any provisions of the Plan to the contrary, and to the extent permitted by Applicable Laws, the Company may offset any amounts to be paid to a Participant (or, in the event of the Participant’s death, to his beneficiary or estate) under the Plan against any amounts that such Participant may owe to the Company or its Affiliates.

21.18

Furnishing Information. A Participant will cooperate with the Administrator by furnishing any and all information requested by the Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Administrator may deem necessary when eligibility or entitlement to any compensation or benefit based on Disability is at issue.

21.19

Clawback Policy. The Awards granted under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares).

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EMCORE CORPORATION ATTN: GENERAL COUNSEL 2015 W. CHESTNUT STREET ALHAMBRA, CA 91803

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, March 10, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, March 10, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR ALL the following:	☐	☐	☐

1. Election of Directors for a three-year term expiring at EMCORE’s 2019 Annual Meeting of Shareholders

Nominees

01 Rex S. Jackson 02 Jeffrey Rittichier

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.				For	Against	Abstain

2 To ratify the appointment of KPMG LLP as EMCORE’s independent registered public accounting firm for the fiscal year ending September 30, 2016.				☐	☐	☐

3 To approve, on an advisory basis, the executive compensation of EMCORE’s Named Executive Officers.				☐	☐	☐

4 To approve certain amendments to the EMCORE Corporation 2012 Equity Incentive Plan, including increasing the number of shares of common stock available for issuance under the plan by 500,000 shares.				☐	☐	☐

NOTE: In the discretion of the proxies for such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting: The Notice, Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.

EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, CA 91803

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Rittichier and Mark Weinswig, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of the Company that the undersigned is entitled to vote at the 2016 Annual Meeting of Shareholders of the Company, to be held at 8:00 a.m. local time on Friday, March 11, 2016, at the Courtyard Los Angeles Pasadena/Old Town, 180 North Fair Oaks Avenue, Pasadena, California 91103, or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1),"FOR" THE RATIFICATION OF KPMG LLP AS EMCORE'S INDEPENDENT AUDITORS IN PROPOSAL (2), "FOR" THE EXECUTIVE COMPENSATION OF EMCORE'S NAMED EXECUTIVE OFFICERS IN PROPOSAL (3), “FOR” THE AMENDMENTS TO THE 2012 EQUITY INCENTIVE PLAN IN PROPOSAL (4), AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side